                             STOCKHOLDERS AGREEMENT



                               dated July 10, 2000

                                      among

                                LogiMetrics, Inc.

                         L-3 Communications Corporation

                                       and

                        the Existing Holders named herein

                                                       TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I             REPRESENTATIONS AND WARRANTIES.............................................................1

         Section 1.1.          Representations and Warranties of the Company.....................................1
         Section 1.2.          Representations and Warranties of Existing Holders................................1

ARTICLE II            ACTIONS BY EXISTING HOLDERS................................................................2

         Section 2.1.          Amendment of Class A Debentures and Class B Debentures............................2
         Section 2.2.          Consent, Conversion of Securities and Waivers by Existing Holders.................3
         Section 2.3.          Warrants Held by Existing Holders.................................................5

ARTICLE III           MANAGEMENT COVENANTS.......................................................................6

         Section 3.1.          Nomination and Election of Directors..............................................6
         Section 3.2.          Replacement of Directors..........................................................7
         Section 3.3.          Certain Covenants.................................................................8
         Section 3.4.          Committees of the Board...........................................................8
         Section 3.5.          Proxies...........................................................................8
         Section 3.7.          SEA Section 14(f) and Rule 14f-1..................................................8

ARTICLE IV            TRANSFERS.................................................................................10

         Section 4.1.          Right of First Offer.............................................................10
         Section 4.2.          Legend...........................................................................11

ARTICLE V             MISCELLANEOUS.............................................................................12

         Section 5.1.          Notices..........................................................................12
         Section 5.2.          Governing Law; Consent to Jurisdiction...........................................14
         Section 5.3.          Assignment; Successors and Assigns; No Third Party Rights........................14
         Section 5.4.          Counterparts.....................................................................14
         Section 5.5.          Titles and Headings..............................................................15
         Section 5.6.          Entire Agreement.................................................................15
         Section 5.7.          Severability.....................................................................15
         Section 5.8.          No Strict Construction...........................................................15
         Section 5.9.          Acknowledgement..................................................................15
         Section 5.10.         Effectiveness; Termination.......................................................15
         Section 5.11.         Amendments.......................................................................16
         Section 5.12.         Extension; Waiver................................................................16
         Section 5.13.         Enforcement......................................................................16
         Section 5.14.         Technology Transfer Option.......................................................17
         Section 5.15.         Legal Fees.......................................................................17

                                LIST OF EXHIBITS


EXHIBIT A                  Form of the Employment Agreement

                                LIST OF SCHEDULES

Schedule 1.2(a)            Existing Holder Securities
Schedule 2.3               Existing Holder Warrant Exchange
Schedule 5.1               CRM Related Persons

                             STOCKHOLDERS AGREEMENT

         STOCKHOLDERS AGREEMENT, dated July 10, 2000 (this "Agreement"), among LogiMetrics, Inc., a Delaware corporation (the "Company"), L-3 Communications Corporation, a Delaware corporation (the "Purchaser"), and the other signatories hereto (the "Existing Holders"). Capitalized and other defined terms used herein and not otherwise defined herein shall have the respective meanings specified the Purchase Agreement (defined below).

                              W I T N E S S E T H:

         WHEREAS, the Purchaser has agreed to purchase shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), pursuant to the terms and conditions of the Purchase Agreement, dated as of even date herewith, between the Company and the Purchaser (the "Purchase Agreement");

         WHEREAS, in connection with the Closing, and as a condition required by the Purchaser, the Existing Holders have or will have, immediately prior to the Closing, converted all of the their convertible debt into Common Stock and taken certain other actions as set forth herein which are required by the Purchase Agreement;

         WHEREAS, this Agreement is a condition (i) to the willingness of the Purchaser to effect the Closing under the Purchase Agreement and to consummate the transactions contemplated thereby, and (ii) to the willingness of the Existing Holders to give their consents to the Purchase Agreement and to the transactions contemplated thereby;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I
                         REPRESENTATIONS AND WARRANTIES

         Section 1.1. Representations and Warranties of the Company. Each representation and warranty made by the Company in the Purchase Agreement and the other Transaction Documents, including, in any certificates delivered pursuant thereto, in each case, to the extent limited as therein set forth and by any schedules attached thereto, is herein incorporated by reference and made a part hereof, and hereby reaffirmed and restated to and for the benefit of each the other parties hereto, with the understanding that this Agreement is and shall be deemed a Transaction Document.

         Section 1.2. Representations and Warranties of Existing Holders. Each of the Existing Holders represents and warrants to each of the other parties hereto, as follows:

         (a) Such Existing Holder owns and, subject to this Agreement, has the complete and unrestricted power and the unqualified right to vote the Common Stock and/or Convertible Securities, listed by class and number of shares of Common Stock and/or Convertible Securities, set forth in Schedule 1.2(a) opposite such Existing Holder's name (the "Existing Holder Securities").

         (b) Such Existing Holder has all requisite right, power and authority and full legal capacity to enter into this Agreement, to carry out such Existing Holder's respective obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Existing Holder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Existing Holder, and no other actions (corporate or otherwise) on the part of such Existing Holder or any other Person are necessary for such Existing Holder to enter into this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Existing Holder and constitutes a legal, valid and binding obligation of such Existing Holder enforceable against such Existing Holder in accordance with its terms.

         (c) The execution, delivery and performance of this Agreement by such Existing Holder, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with, or result in a breach of or default under, any terms or conditions of the organizational documents of any such Existing Holder that is an entity, (ii) violate any Applicable Law, (iii) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a breach or a default) under, or give to any other Person any right of termination, amendment, acceleration or cancellation pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which such Existing Holder is a party or by which any of such Existing Holder's Common Stock or Convertible Securities or any of such Existing Holder's other assets may be bound, or (iv) result in the creation of any Encumbrance on such Existing Holder's Common Stock or Convertible Securities (other than the Encumbrances created by this Agreement).

                                   ARTICLE II
                           ACTIONS BY EXISTING HOLDERS

         Section 2.1. Amendment of Class A Debentures and Class B Debentures.

         (a) The Company represents and warrants to each of the other parties hereto that the Existing Holders collectively constitute the "Majority Holders" as defined in each of the Class A 13% Senior Subordinated Convertible Pay-in-Kind Debentures due July 29, 1999 and the Amended and Restated Class B 13% Convertible Senior Subordinated Pay-in-Kind Debentures due July 29, 1999 (respectively, the "Class A Debentures" and the "Class B Debentures" and, collectively, the "Debentures"). Each Existing Holder has the power and authority to vote and give its consent (as herein voted and given) to amend the Debentures pursuant to Section 9 of the Debentures.

         (b) Pursuant to Section 9 of the Class A Debentures, the Existing Holders and the Company hereby irrevocably and forever amend (and hereby vote and give their consent to such amendment) each of the Class A Debentures to delete and terminate in their entirety (i) Section 6(c)(xviii) of each of the Class A Debentures, and (ii) any other provisions in respect of the Class

A Debentures or any of the registration rights of each holder of the Class A Debentures and the registration obligations of the Company relating to the Common Stock issuable upon the conversion of any of the Class A Debentures.

         (c) Pursuant to Section 9 of the Class B Debentures, the Existing Holders and the Company hereby irrevocably and forever amend (and hereby vote and give their consent to such amendment) each of the Class B Debentures to delete and terminate in their entirety (i) Section 6(c)(xviii) of each of the Class B Debentures, and (ii) any other provisions in respect of the Class B Debentures or any of the registration rights of each holder of the Class B Debentures and the registration obligations of the Company relating to the Common Stock issuable upon the conversion of any of the Class B Debentures.

         (d) The Existing Holders and the Company hereby irrevocably and forever amend the Acknowledgment, Consent and Waiver, dated as of March 7, 2000, among the Company and the other parties thereto (the "Acknowledgement, Consent and Waiver") to delete and terminate in their entirety (i) Section 3 of the Acknowledgment, Consent and Waiver and (ii) any other provision in respect of the registration obligations of the Company and the registration rights of the other parties thereunder.

         (e) The amendments pursuant to Section 2.1(b), 2.1(c) and 2.1(d) shall be effective immediately prior to the conversion of the Debentures held by the Existing Holders pursuant to Section 2.2.

         Section 2.2. Consent, Conversion of Securities and Waivers by Existing Holders. In order to induce the Purchaser to execute and deliver the Purchase Agreement and to consummate the transactions contemplated thereby, effective immediately prior to the Closing, each Existing Holder hereby irrevocably and forever:

         (a) consents to the execution and delivery by the Company of the Purchase Agreement and the other Transaction Documents, and to the consummation of the transactions contemplated thereunder solely upon the terms and conditions therein set forth;

         (b) except as provided in Section 2.3, converts all Existing Holder Securities consisting of Convertible Securities held by such holder into Common Stock upon the terms of such securities, except that the Class A Debentures shall be converted at the modified conversion price of $0.3451 per share (instead of the existing conversion price of approximately $0.4167); e.g., the holder of a Class A Debenture in the principal amount of $42,586 will receive 123,402 shares of Common Stock upon conversion (instead of 102,207 shares of Common Stock);

         (c) extends the maturity date of the outstanding principal amount of the Legacy Group I Loans (as defined in the Acknowledgement, Consent and Waiver) made by such holder, if any, to the earlier of (i) the fifth day following the consummation of a Public Offering and (ii) June 30, 2001, provided that (A) all accrued and unpaid interest and fees under and expenses related to the Legacy Group I Loans (as defined in the Acknowledgement, Consent and Waiver) shall have been paid in full at Closing with the Proceeds (it being understood and agreed by the parties hereto that execution and delivery of this Agreement by each Existing Holder constitutes acknowledgment by such Existing Holder that payment of the amounts set forth in the

Disbursement Letter in accordance with the instructions set forth therein constitutes full payment of such accrued and unpaid interest, fees and expenses owing to such Existing Holder), and (B) all of the Legacy Group II Loans (as defined in the Acknowledgement, Consent and Waiver) shall have been paid in full, together with all accrued and unpaid interest and fees thereon and expenses related thereto, at Closing with the Proceeds (it being understood and agreed by the parties hereto that execution and delivery of this Agreement by each Existing Holder constitutes acknowledgment by such Existing Holder that payment of the amounts set forth in the Disbursement Letter in accordance with the instructions set forth therein constitutes full payment of such Legacy Group II Loans and full payment of such accrued and unpaid interest, fees and expenses owing to such Existing Holder);

         (d) waives any anti-dilution or similar rights to which such Existing Holder may be entitled in respect of any Existing Holder Securities owned by such Existing Holder, whether beneficially or of record, as a result of the Purchase Agreement or any Transaction Documents or any transaction contemplated by the Purchase Agreement or any of the Transaction Documents, including, without limitation, the purchase of Common Stock by the Purchaser pursuant to the Purchase Agreement or by an investment bank or banks as contemplated by
Section 5.1 of the Purchase Agreement;

         (e) waives the right to exercise any anti-dilution or other similar right to which the Existing Holder may be entitled in respect of any securities owned by such holder, whether beneficially or of record, as a result of any previous transactions in which such a right may have arisen;

         (f) agrees that each of the Stockholder Agreement, dated as of July 29, 1997, by and among the Company and the other parties thereto and Section 5.1 of the Unit Purchase Agreement, dated as of March 7, 1996, by and between the Company and Cerberus Partners L.P. is terminated upon the execution and delivery of the Purchase Agreement by the respective parties thereto and shall be of no further force and effect thereafter (it being understood and agreed that the Company also hereby irrevocably and forever agrees that such Stockholder Agreement, dated as of July 29, 1997, is so terminated and shall be of no further force and effect thereafter);

         (g) waives application of any provision of any agreement or instrument to which the Company or any of its Subsidiaries (as defined in the Purchase Agreement) is a party or by which any of their respective assets is bound, that conflicts with any provision of any Transaction Document;

         (h) consents to the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby; and

         (i) waives any default, event of default or "Event of Default" of or under any agreement or instrument to which such Existing Holder and the Company or any of the Company's Subsidiaries is a party or by which any of their respective properties are bound.

         Section 2.3. Warrants Held by Existing Holders.

         (a) Effective immediately prior to the Closing, the Existing Holders have irrevocably and forever exchanged any and all Existing Holder Securities consisting of warrants for Common Stock held by such Existing Holder, if any ("Existing Holder Warrants") for shares of Common Stock of the Company on the terms set forth on Schedule 2.3 (the "Existing Holder Warrant Exchange").

         (b) The Company represents and warrants to the other parties hereto that (i) the Existing Holder Warrant Exchange has been approved by all requisite corporate action on the part of the Company and hereby confirms, ratifies and agrees with the Existing Holder Warrant Exchange, and (ii) neither the Existing Holder Warrant Exchange nor any of the transactions contemplated thereby requires registration under the provisions of the Securities Act or any applicable state securities or "blue sky" laws.

         (c) Each Existing Holder that has participated in the Existing Holder Warrant Exchange hereby represents and warrants to the other parties hereto as follows:

         (i) Such Existing Holder hereby confirms, ratifies and agrees with the Existing Holder Warrant Exchange with respect to itself or himself.

         (ii) Such Existing Holder has received copies of the SEC Documents and has reviewed therein the discussion of risk factors relating to the Company. In addition, such Existing Holder has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the business of the Company, its condition and prospects (financial and other) and the terms and conditions of the Existing Holder Warrant Exchange.

         (iii) Such Existing Holder is an "Accredited Investor" as such term is defined in Rule 501 of the rules and regulations of the Commission promulgated under the Securities Act.

         (iv) Such Existing Holder has acquired the Common Stock issued to it or him in connection with the Existing Holder Warrant Exchange (the "Exchange Shares") for its own account for investment only and not for or with a present view to resale or distribution other than in transactions that are in compliance with the Securities Act and applicable state securities laws. Such Existing Holder has not entered into any contract, undertaking, agreement or arrangement with any Person to sell, transfer or pledge to such Person or anyone else any of the Exchange Shares, and such Existing Holder has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         (v) Such Existing Holder has the financial ability to bear the economic risk of losing its entire investment in the Exchange Shares, is prepared to bear the economic risk of its investment therein for an indefinite time and can afford to sustain a complete loss of its investment therein.

         (vi) Such Existing Holder understands that the Exchange Shares constitute restricted securities within the meaning of Rule 144 promulgated under the Securities Act, and that none of the Exchange Shares or any interest therein may be sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from registration under the Securities Act, and understands the meaning and effect of such restriction.

         (vii) Such Existing Holder acknowledges that the Exchange Shares may not be transferred, and the Company shall not be required to register any transfer thereof on the books of the Company, unless such transfer is made pursuant to an effective registration statement, in compliance with Rule 144, or pursuant to another exemption under the Securities Act; provided, however, that the Company shall not be required to register any transfer if any securities are offered or sold otherwise than pursuant to an effective registration statement or pursuant to Rule 144 unless the Company shall have received an opinion of counsel to such Existing Holder, reasonably satisfactory to the Company, that such transfer does not require registration under the Securities Act or applicable state securities laws.

         (viii) No Person is or will be entitled to a broker's, finder's, investment banker's, financial adviser's or similar fee from such Existing Holder in connection with the Existing Holder Warrant Exchange or any of the transactions contemplated hereby.

                                  ARTICLE III
                              MANAGEMENT COVENANTS

         Section 3.1. Nomination and Election of Directors.

         (a) The Board has set the number of directors at three (to be increased to seven immediately after SEA Section 14(f) and Rule 14f-1 are complied with) and, the parties hereto agree to exercise their best efforts to ensure that the composition of the Board shall be determined as follows:

               (i) the Purchaser shall have the right to select and nominate, from time to time, a number of individuals equal to the excess of seven over the number of Non-Purchaser Directors that the Existing Holders are entitled to select and nominate pursuant to clause (ii) below (the "Purchaser Directors"), among whom shall include the Chairman of the Board, so long as the Purchaser continues to be the owner of at least 25% of the outstanding Common Stock on a Fully Diluted Basis; provided, however, that, until such time as Section 14(f) of the Securities Exchange Act of 1934, as amended ("SEA Section 14(f)") and Rule 14f-1 promulgated thereunder ("Rule 14f-1") are complied with by the Company, none of the Purchaser Directors shall take office;

               (ii) the Existing Holders shall have the right to select and nominate by a Majority Vote of the Existing Holders, from time to time, (A) three individuals, so long as the Existing Holders continue to be the beneficial owners of at least 15% of the outstanding Common Stock on a Fully Diluted Basis, or (B) two individuals, so long as the Existing Holders continue to be the owners of at least 10% of the outstanding Common Stock on a Fully Diluted Basis;

               (iii) upon selection and nomination of any Purchaser Directors pursuant to clause (i) above, the Purchaser shall provide each of the Company and the Existing Holders with a notice signed by the Purchaser indicating such selected and nominated Purchaser Directors;

               (iv) upon selection and nomination of the directors pursuant to clause (ii) above (the "Non-Purchaser Directors"), the designated representative of the Existing Holders shall provide each of the Company and the Purchaser with a notice signed by those Existing Holders who have provided the Majority Vote of the Existing Holders indicating such selected and nominated Non-Purchaser Directors; the initial designated representative of the Existing Holders shall be Eugene A. Trainor, III; the designated representative of the Existing Holders may be changed from time to time upon notice to the Company and the Purchaser signed by those Existing Holders who have provided the Majority Vote of the Existing Holders;

               (v) so long as the Purchaser is entitled to select and nominate Purchaser Directors pursuant to clause (i) above, the Purchaser shall at all times have the right, exercisable by the Purchaser in its sole discretion, to remove, with or without cause, one or more of the Purchaser Directors, and to replace such removed directors. If necessary to effect such removal, each of the Existing Holders shall vote for such removal at a meeting of the stockholders or shall execute a written consent to such effect without a meeting and consents to the prompt holding of a special meeting for that purpose; and

               (vi) so long as the Existing Holders are entitled to select and nominate the Non-Purchaser Directors pursuant to clause (ii) above, the Existing Holders shall at all times have the right, exercisable by a Majority Vote of the Existing Holders in their sole discretion, to remove, with or without cause, one or more of the Non-Purchaser Directors. If necessary to effect such removal, the Purchaser shall vote for such removal at a meeting of the stockholders or shall execute a written consent to such effect without a meeting and consents to the prompt holding of a special meeting for that purpose.

         (b) The Board has elected, effective upon the Closing having occurred, as the members of the Board the following three individuals as the initial Non-Purchaser Directors: Jean-Francois Carreras, John Langner and Norman Phipps.

         (c) Immediately after SEA Section 14(f) and Rule 14f-1 are complied with, the parties hereto will cause the following four individuals to be elected to the Board as the initial Purchaser Directors: Frank Lanza, Robert LaPenta, Christopher C. Cambria and John Mega.

         (d) The execution and delivery of this Agreement by the parties hereto shall be deemed to satisfy the notice requirements under Section 3.1(a)(iii) and
Section 3.1(a)(iv).

         (e) As used herein, the "Majority Vote of Existing Holders", at any time, means the written action or approval of the Existing Holders that hold a majority of the Common Stock Equivalents then held by all Existing Holders.

         (f) As used herein, "Common Stock Equivalents" means, with respect to any holder of the Company's securities, the number of shares of Common Stock owned by such holder and the number of shares of Common Stock into or for which any Convertible Securities owned by such holder shall be convertible, exchangeable or exercisable as of the date of determination thereof.

         Section 3.2. Replacement of Directors. In the event of the death, resignation or removal of a Purchaser Director, the Company shall use its best efforts to, and the Existing

Holders shall cause the Non-Purchaser Directors to, elect a person designated by the remaining Purchaser Directors as the successor to such Purchaser Director. In the event of the death, resignation or removal of a Non-Purchaser Director, the Company shall use its best efforts to, and the Purchaser shall cause the Purchaser Directors to, elect a person designated by the remaining Non-Purchaser Directors as the successor to such Non-Purchaser Director.

         Section 3.3. Certain Covenants. Each of the Purchaser and the Existing Holders shall vote, in person or by proxy, all shares of Common Stock over which such party may have or share voting power, at any annual or special meeting of stockholders of the Company called for the purpose of voting on the election of directors, or to execute written consents of stockholders without a meeting with respect to the election of directors, to vote in favor of the election of each director selected and nominated in accordance with Section 3.1 and against any other nominees and to take all other necessary and appropriate actions within such party's control to cause such events to occur. The Company shall use its best efforts to cause persons to be so nominated, elected or removed, as the case may be, in accordance with the applicable provisions of this Agreement. Each of the Purchaser and the Existing Holders shall vote all shares of Common Stock over which such party may have or share voting power and shall take all other actions within such party's control necessary and appropriate (including removing any director) to ensure that the Company's certificate of incorporation and by-laws do not at any time conflict with the provisions of this Agreement and shall not vote to approve (or consent to the approval of) any amendment to the Company's certificate of incorporation or by-laws which would be inconsistent with this Agreement.

         Section 3.4. Committees of the Board. If one or more committees of the Board are in existence, such committees shall be constituted to include at least one Non-Purchaser Director.

         Section 3.5. Proxies. Neither the Purchaser nor any Existing Holder shall give any proxy or power of attorney to any Person in respect of Common Stock Equivalents owned by the Purchaser or any Existing Holder that permits the holder thereof to vote in his discretion on any matter that may be submitted to the Company's stockholders for their consideration and approval, unless such proxy or power of attorney is made subject to and is exercised in conformity with the provisions of this Agreement.

         Section 3.6. Executive Officers. The Company shall have entered into an employment agreement in substantially the form of Exhibit A attached hereto with each of Norman Phipps and Charles Brand (collectively, the "Employment Agreements"). Subject to the terms and conditions of the Employment Agreements, each of Norman Phipps and Charles Brand shall serve at the pleasure of the Board, and the Board shall have the absolute right, in its sole discretion, to remove and appoint officers, with or without cause, subject to all Applicable Laws.

         Section 3.7. SEA Section 14(f) and Rule 14f-1.

         (a) The Company shall promptly comply with SEA Section 14(f) and Rule 14f-1 in connection with the Transaction Documents.

         (b) From and after the Closing, until such time as SEA Section 14(f) and Rule 14f-1 are complied with in connection with the Transaction Documents, the Company will operate (and will cause its Subsidiaries to operate) the business of the Company and its Subsidiaries in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, except to the extent expressly permitted or contemplated by the Transaction Documents, the Company will not take (and will cause its Subsidiaries not to take) any of the following actions without the prior written consent of the Purchaser:

               (i) grant (or commit to grant) any increase in the compensation (including incentive or bonus compensation) of any employee of the Company or institute, adopt or amend (or commit to institute, adopt or amend) any compensation or benefit plan, policy, program or arrangement or collective bargaining agreement applicable to any employee of the Company;

               (ii) enter into any new employment agreement or collective bargaining agreement or commitment (including any commitment to pay retirement or other benefits) to or with any of the employees of the Company;

               (iii) except as contemplated by the Letter of Intent, dated February 17, 2000, between the Company and Signal Technology Corporation and the other agreements previously entered into in connection therewith, sell, assign, license, dispose of, or transfer any of the assets of the Company having a fair market value of at least $10,000 individually or $50,000 in the aggregate other than sales of Inventories in the ordinary course of business consistent (in kind and amount) with past practice, or incur any liabilities or obligations (including liabilities with respect to indebtedness, capital leases or guarantees thereof) in excess of $50,000 individually or in the aggregate;

               (iv) (A) enter into or terminate any lease of real estate, (B) create any Encumbrances on any of the assets of the Company except for Permitted Encumbrances, or (C) make any modifications of or changes in or terminate any existing Contract other than as may be required to consummate the transactions contemplated by the Transaction Documents;

               (v) make any capital expenditure or capital expenditure commitment (other than in an emergency) in excess of $50,000 in the aggregate;

               (vi) repay or prepay any liability or obligation prior to its stated maturity;

               (vii) make, give or grant any bid or proposal, or any customer option relating to any Contract (A) involving an amount in excess of $50,000 (or amend, supplement or terminate any existing bid or proposal, or any existing customer option relating to any Contract, involving an amount in excess of $50,000), (B) involving a loss to the Company, or (C) not in the ordinary course of business, consistent with past practice;

               (viii) declare, authorize, make or pay any dividend or distribution on any securities of the Company or any of its Subsidiaries;

               (ix) issue (or commit to issue) any capital stock or Convertible Securities of the Company or any of its Subsidiaries except for shares of Common Stock issuable upon (A) upon the conversion of Convertible Securities outstanding prior to the date hereof,

          (B) upon the exercise of unissued stock options under the Plan, or (C) as contemplated by Sections 4.2 and 4.3 of the Purchase Agreement;

               (x) amend the certificate of incorporation or by-laws of the Company or any of its Subsidiaries;

               (xi) take any action or omit to take any action that would cause any of the representations or warranties of the Company contained in any of the Transaction Documents not to be true and correct at any time between the date hereof and such time as SEA Section 14(f) and Rule 14f-1 are complied with in connection with the Transaction Documents; and

               (xii) agree to take any of the actions referred to in clauses (i) through (xi) above.

         (c) Notwithstanding any provisions in this Agreement or any other Transaction Document, until such time as SEA Section 14(f) and Rule 14f-1 are complied with in connection with the Transaction Documents and the Purchaser Directors have taken office as directors, none of the Proceeds in excess of $5,000 may be transferred from the Company to a third party without the prior written consent of the Purchaser.

         (d) Each of the Existing Holders will use such Existing Holder's reasonable best efforts to take all actions within such Existing Holder's control to cause the Company and its Subsidiaries to comply with Section 3.7(b).

                                   ARTICLE IV
                                    TRANSFERS

         Section 4.1. Right of First Offer.

         (a) At such time as the Purchaser ceases to be the owner of at least 25% of the Common Stock on a Fully Diluted Basis, then the provisions of this
Section 4.1 shall cease to have any further force and effect.

         (b) If at any time and from time to time after the Closing one or more of the Existing Holders holding or having the power to Transfer 10% or more of the Common Stock Equivalents (collectively, the "Major Selling Stockholder") wishes to Transfer in a single transaction or a series of related transactions all or any part of such Major Selling Stockholder's Convertible Securities or Common Stock (or any interest therein) (i) representing 10% or more of the Common Stock Equivalents to any Person (excluding normal market transactions where the Major Selling Stockholder does not know the identity of the purchaser in any such normal market transaction), or (ii) representing a percentage of the Common Stock Equivalents which (to the actual knowledge of Major Selling Stockholder), together with the holdings of Common Stock Equivalents by a Person to which the Transfer is proposed to be made, would result in such Person owning 10% or more of the Common Stock Equivalents after giving effect to the Transfer (in either case, the "Offered Stock"), then such Major Selling Stockholder shall, prior to consummating any such desired Transfer, give a written notice to the Purchaser (at the addresses for Offer Notices set forth in Section 5.1), which notice shall include the proposed offer price per

Common Stock Equivalent being offered (the "Offer Price"), the payment terms and the telecopy number to which any Reply Notice is to be sent (an "Offer Notice").

         (c) The Purchaser shall have the right to purchase, at the Offer Price and on all the other terms and conditions set forth in the Offer Notice, all (but not less than all) the Offered Stock pursuant to this Section 4.1.

         (d) The Purchaser shall be irrevocably deemed to have rejected the offer contained in the Offer Notice unless the Purchaser provides the Major Selling Stockholder with written notice of acceptance of such offer by telecopy to the person that sent the Offer Notice at the telecopy number specified in the Offer Notice to which any Reply Notice is to be sent (a "Reply Notice") within one business day after the Offer Notice is deemed to be given by the Major Selling Stockholder pursuant to the provisions hereof. A Reply Notice shall constitute an irrevocable agreement by the Purchaser to purchase all, but not less than all, of the Offered Stock on the terms specified in the Offer Notice. No later than one business day after the Reply Notice is given, the Purchaser shall deliver a certified check or checks in the amount of the aggregate Offer Price to the Major Selling Stockholder against delivery of duly endorsed certificates representing the Offered Stock to be purchased. Such Offered Stock shall be delivered free and clear of all Encumbrances other than those imposed by this Agreement and excluding any registration requirements imposed by the Securities Act and applicable state securities or blue sky laws.

         (e) If the Purchaser does not elect to purchase all the Offered Stock, the Major Selling Stockholder shall have the right to Transfer all or a portion of the Offered Stock within 90 days after the Offer Notice is received by the Major Selling Stockholder at a price not lower than 90% of the Offer Price, and on terms and conditions (with the exception of price) no more favorable to the transferee(s) than those contained in the Offer Notice; provided, however, if the Major Selling Stockholder does not Transfer all the Offered Stock within such 90-day period, the Purchaser's rights with respect to any of the remaining Offered Stock and the procedures under this Section 4.1 shall recommence in their entirety; provided further, however, nothing stated in this Section 4.1 or elsewhere in this Agreement shall limit in any way the right of such Major Selling Stockholder or any other Existing Holder to Transfer at any time any of such party's Common Stock or Common Stock Equivalents, including any Offered Stock to which this Section 4.1(e) applies in a transaction not subject to
Section 4.1(b).

         Section 4.2. Legend. Each of the Purchaser and the Existing Holders acknowledges that all the certificates now or hereafter representing any Common Stock or Common Stock Equivalents held by such Person shall, to the extent required by applicable law or regulation, be stamped or otherwise imprinted with the following (or a substantially similar) legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT SUCH REGISTRATION UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE.

Any such legend shall be removed upon either (a) registration under the Securities Act of the securities represented by the certificate(s) in question, or (b) receipt of a legal opinion reasonably satisfactory to the Company to the effect that such legend is not required by the Securities Act to be placed on the certificate(s) in question.

                                   ARTICLE V
                                  MISCELLANEOUS

         Section 5.1. Notices. (a) Subject to the provisions of Section 4.1 applicable to an Offer Notice and a Reply Notice, which provisions shall supersede any conflicting provision of this Article V, all notices, requests, claims, demands, approvals, consents, waivers and other communications hereunder (each a "Notice") shall be in writing and shall be delivered by hand, delivered by courier, deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or sent by facsimile transmission upon receipt of a confirmed transmission report, as follows:


If to the Company:                              LogiMetrics, Inc.
                                                50 Orville Drive
                                                Bohemia, New York 11716
                                                Tel:  (631) 784-4110
                                                Fax:  (631) 784-4130
                                                Attention: President

                                                with copies to:

                                                Lowenstein Sandler PC
                                                65 Livingston Avenue
                                                Roseland, NJ 07068-1791
                                                Tel:  (973) 597-2500
                                                Fax:  (973) 597-2400
                                                Attention:  John D. Hogoboom, Esq.;

                                                L-3 Communications Corporation
                                                600 Third Avenue
                                                New York, NY  10016
                                                Tel:  (212) 697-1111
                                                Fax:  (212) 805-5494
                                                Attention:  Christopher C. Cambria, Esq.; and

                                                Whitman Breed Abbott & Morgan LLP
                                                200 Park Avenue
                                                New York, NY  10166
                                                Tel:  (212) 351-3000
                                                Fax:  (212) 351-3131
                                                Attention:  James P. Gerkis, Esq.

If to the Purchaser (except, in the case of     L-3 Communications Corporation
any Offer Notice)                               Narda Microwave
                                                435 Moreland Road
                                                Hauppage, NY   11788
                                                Tel:  (631) 231-1700
                                                Fax:  (631) 725-8039
                                                Attention: John S. Mega

                                                with copies to:

                                                L-3 Communications Corporation
                                                600 Third Avenue
                                                New York, NY  10016
                                                Tel:  (212) 697-1111
                                                Fax:  (212) 805-5494
                                                Attention:  Christopher C. Cambria, Esq.; and

                                                Whitman Breed Abbott & Morgan LLP
                                                200 Park Avenue
                                                New York, NY  10166
                                                Tel:  (212) 351-3000
                                                Fax:  (212) 351-3131
                                                Attention:  James P. Gerkis, Esq.

If to the Purchaser (in the case of any Offer   L-3 Communications Corporation
Notice)                                         600 Third Avenue
                                                New York, NY  10016
                                                Tel:  (212) 697-1111
                                                Fax:  (212) 805-5353
                                                Attention:  Robert V. LaPenta

                                                with copies to:

                                                L-3 Communications Corporation
                                                600 Third Avenue
                                                New York, NY  10016
                                                Tel:  (212) 697-1111
                                                Fax:  (212) 805-5494
                                                Attention:  Christopher C. Cambria, Esq.

If to Cramer Rosenthal McGlynn, Inc., or any of the Existing Holders listed on
Schedule 5.1 (the "CRM Related Persons"):

                                                To such Person
                                                c/o Cramer Rosenthal McGlynn, Inc.
                                                520 Madison Avenue
                                                New York, New York 10022
                                                Tel: (212) 838-3830
                                                Fax: (212) 644-8291
                                                Attention:  Eugene A. Trainor, III,
                                                            Executive Vice President

                                                With copies to:

                                                Rosenman & Colin LLP
                                                575 Madison Avenue
                                                New York, New York 10022
                                                Tel: (212) 940-8800
                                                Fax: (212) 940-8776
                                                Attention: Dan Harris, Esq.


If to any other Existing Holder: at the address set forth on the signature pages of this Agreement.

Any party hereto, by Notice given to the other party hereto in accordance with this Section 5.1, may change the address or facsimile transmission number to which such Notices are to be sent to such party. All Notices shall be deemed effective and given upon confirmed receipt or refusal of receipt.

         Section 5.2. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such court and irrevocably waives any claim that any such suit, and action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 5.3. Assignment; Successors and Assigns; No Third Party Rights. This Agreement may not be assigned by the Company, the Purchaser or any Existing Holder, except to any of its controlled Affiliates (provided that such controlled Affiliate continues to remain at all times thereafter a controlled Affiliate of the assigning party) or to any successor-in-interest to substantially all of its business. In the event of any permitted assignment of this Agreement, the assigning party shall not be released from such party's obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective successors, permitted assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

         Section 5.4. Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in multiple counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

         Section 5.5. Titles and Headings. The titles and headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 5.6. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied agreements or understandings between them with respect to such matters.

         Section 5.7. Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

         Section 5.8. No Strict Construction. Each of the parties hereto acknowledges that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.

         Section 5.9. Acknowledgement. Each of the parties hereto acknowledges that the representations and warranties contained in this Agreement and in any document or instrument delivered to such party pursuant hereto or in connection herewith shall not be deemed waived or otherwise affected by any investigation by another party hereto, or such party's officers, directors, employees, counsel, accountants, advisors, representatives and agents.

         Section 5.10. Effectiveness; Termination.

         (a) This Agreement shall become effective only upon the Closing, and shall terminate upon the earliest to occur of (i) the consummation of the Public Offering, (ii) with respect to Purchaser or any Existing Holder, when such party shall have irrevocably Transferred all of such party's interests in the Common Stock and Convertible Securities of the Company to one or more Person(s) that are not Affiliates of the Purchaser or such Existing Holder, as the case may be,
(iii) the consummation of a Company Sale, to the extent approved by a Special Director Majority or a Special Stockholder Majority in accordance with Section
4.4 of the Purchase Agreement, and (iv) the written mutual consent of the Purchaser and such of the Existing Holders as would then be collectively entitled to cast the Majority Vote of Existing Holders.

         (b) For purposes of this Section 5.10, the term "Company Sale" shall mean any of (i) a Transfer of all or substantially all of the assets of the Company to any Person, or group of related Persons, other than to a wholly owned Subsidiary of the Company, in one transaction or a series of related transactions, (ii) a merger, consolidation, recapitalization, share exchange or reorganization of the Company in which the holders of voting stock of the Company immediately prior thereto will not own at least 50% of the voting shares of the continuing or surviving entity (whether or not the Company) immediately thereafter, (iii) the sale or other disposition of voting stock of the Company representing 50% or more of the total voting power of the Company's outstanding capital stock (including Common Stock Equivalents) in one transaction or a series of related transactions to any Person, or group of related Persons, other than a Stockholder or any of its Affiliates, (iv) the issuance of additional shares of voting stock

(including, but not limited to, the issuance of rights to purchase shares of voting stock), if, as a result thereof, any Person, or group of related Persons, other than the Purchaser and/ or any of its Affiliates, would beneficially own 50% or more of the total voting power of the Company's outstanding capital stock in one transaction or a series of related transactions, (v) the formation of any form of partnership, joint venture, association or other business organization or strategic alliance, in which the Company would participate if, as a result thereof, all or substantially all of the assets of the Company would be Transferred to any Person not wholly owned by the Company or one or more wholly owned Subsidiaries of the Company, and (vi) to the extent not otherwise referred to in clauses (i) through (v) of this Section 5.10, any event referred to in clauses (A) or (B) of Section 4.4(a) of the Purchase Agreement.

         Section 5.11. Amendments. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of the Company, the Purchaser and such of the Existing Holders as would then be collectively entitled to cast the Majority Vote of Existing Holders.

         Section 5.12. Extension; Waiver. Subject to the limitations of Section
4.4 of the Purchase Agreement, any party hereto may (a) extend the time for performance of any of the obligations or other acts of any of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of any of the other parties hereto contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements of any of the other parties hereto or satisfaction of any of the conditions to such party's obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of a party hereto to assert any of such party's rights hereunder shall not constitute a waiver of such rights.

         Section 5.13. Enforcement.

         (a) Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement, that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, each other party shall, in addition to any other rights or remedies which such party may have, be entitled to obtain such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and, to the maximum extent permitted by law, consents to have each provision of this Agreement specifically enforced against such party, without the necessity of posting bond or other security against such party, and consents to the entry of injunctive relief against such party enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

         (b) If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party in such legal action shall be entitled to recover from the other party all reasonable costs and expenses (including attorneys' fees and expert witness fees and expenses) incurred by the prevailing party in connection therewith.

         (c) The Non-Purchaser Directors shall have the right to enforce the covenants of the Purchaser contained in this Agreement and the other Transaction Documents on behalf of the Company.

         (d) Notwithstanding anything to the contrary contained in this Agreement or the Purchase Agreement or as otherwise elsewhere provided, the Existing Holders shall have the right to enforce Section 4.4 of the Purchase Agreement on behalf of the Company if the Non-Purchaser Directors fail so to enforce such Section 4.4; provided, however, this right to enforce such Section
4.4 under this Section 5.13(d) shall exist only so long as the Existing Holders continue to be the owners of at least 10% of the outstanding Common Stock on a Fully Diluted Basis.

         Section 5.14. Technology Transfer Option. Notwithstanding Section 1.6(a) of the Purchase Agreement, until the exercise of the Technology Option pursuant to Section 1.6(a) of the Purchase Agreement, the Company and the Existing Holders acknowledge and agree that the Purchaser may conduct its business and utilize the Technology in any manner as the Purchaser sees fit and at any time and from time to time may sell, transfer, license, lease, create Encumbrances on or otherwise dispose of any (each a "Disposition") of the Technology as it sees fit in the ordinary course of its business (it being understood and agreed that upon the occurrence of any Disposition, the Technology subject to such Disposition thereafter will no longer be subject to the Technology Option).

         Section 5.15. Legal Fees. Each party shall bear their own legal fees and expenses in connection with the negotiation, execution and delivery of this Agreement, any other Transaction Document and any ancillary documents thereto. Notwithstanding the foregoing, the Company agrees to pay the legal fees and expenses incurred by Cramer Rosenthal McGlynn, LLC ("CRM, LLC") not to exceed $115,000. Each Existing Holder hereby irrevocably and forever waives any right under any document that obligates the Company to pay any legal fees or expenses incurred by such Existing Holder (or to reimburse such Existing Holder for any such legal fees or expenses), except to the extent set forth in the next preceding sentence.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       LOGIMETRICS, INC.

                                       By:/s/ Norman M. Phipps
                                          -------------------------------------
                                          Name: Norman M. Phipps
                                          Title: President

                                       L-3 COMMUNICATIONS CORPORATION

                                       By:/s/ Christopher C. Cambria
                                          -------------------------------------
                                          Name: Christopher C. Cambria
                                          Title: Vice-President

                                       /s/ Norman M. Phipps
                                       ----------------------------------------
                                       Norman M. Phipps

                                       50 Orville Drive
                                       Bohemia, New York 11716
                                       Tel: (631) 784-4110
                                       Fax: (631) 784-4132

                                       /s/ Charles S. Brand
                                       ----------------------------------------
                                       Charles S. Brand

                                       20 Meridian Way
                                       Eatontown, New Jersey 07724
                                       Tel: (732) 935-7150
                                       Fax: (732) 935-7151

                                       LFH, LLC

                                       By:/s/ Charles Brand
                                          -------------------------------------
                                          Name: Charles Brand
                                          Title: Director

                                       175 Boundary Road
                                       Colts Neck, NJ 07722
                                       Tel: (732) 431-4175
                                       Fax: (732) 431-4108

                                       /s/ Gerald B. Cramer
                                       ----------------------------------------
                                       Gerald B. Cramer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       CRAMER ROSENTHAL McGLYNN LLC

                                       By:/s/ Eugene A. Trainor
                                          -------------------------------------
                                          Name: Eugene A. Trainor
                                          Title: Executive Vice President
                                                 Chief Operating Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       L.A.D. EQUITY PARTNERS, L.P.

                                       By: Flint Investments, Inc.
                                           Its General Partner

                                       By:/s/ Arthur J. Pergament
                                          -------------------------------------
                                          Name: Arthur J. Pergament
                                          Title: Vice President

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       /s/ Edward J. Rosenthal, Keogh
                                       ----------------------------------------
                                       Edward J. Rosenthal, Keogh

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       CRM 1998 ENTERPRISE FUND, LLC

                                       By: Cramer Rosenthal McGlynn, Inc.,
                                           Its Managing Member

                                       By:/s/ Eugene A. Trainor, III
                                          -------------------------------------
                                          Name: Eugene A. Trainor, III
                                          Title: Chief Operating Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       CRM 1997 ENTERPRISE FUND, LLC

                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its Managing Member

                                       By:/s/ Eugene A. Trainor, III
                                          -------------------------------------
                                          Name: Eugene A. Trainor, III
                                          Title: Chief Operating Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       CRM PARTNERS, L.P.

                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner

                                       By:/s/ Eugene A. Trainor, III
                                          -------------------------------------
                                          Name: Eugene A. Trainor, III
                                          Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       CRM RETIREMENT PARTNERS, L.P.

                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner

                                       By:/s/ Eugene A. Trainor, III
                                          -------------------------------------
                                          Name: Eugene A. Trainor, III
                                          Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       CRM MADISON PARTNERS, L.P.

                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner

                                       By:/s/ Eugene A. Trainor, III
                                          -------------------------------------
                                          Name: Eugene A. Trainor, III
                                          Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       CRM U.S. VALUE FUND, LTD.

                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner

                                       By:/s/ Eugene A. Trainor, III
                                          -------------------------------------
                                          Name: Eugene A. Trainor, III
                                          Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       EURYCLEIA PARTNERS, L.P.

                                       By: Marchessini & Company,
                                           Its General Partner

                                       By:/s/ Rona Trokie
                                          -------------------------------------
                                          Name: Rona Trokie
                                          Title: Vice President

                                       745 Fifth Avenue, Suite 1400
                                       New York, New York 10151
                                       Tel: (212) 752-4300
                                       Fax: (212) 752-4309

                                       A.C. ISRAEL ENTERPRISES, INC.

                                       By:/s/ Jay Howard
                                          -------------------------------------
                                          Name: Jay Howard
                                          Title:

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       CRM-EFO PARTNERS, L.P.

                                       By: CRM-EFO Investments, LLC
                                           Its General Partner

                                       By: CRM Management, Inc.,
                                           Its Managing Member

                                       By:/s/ Eugene A. Trainor, III
                                          -------------------------------------
                                          Name: Eugene A. Trainor, III
                                          Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       /s/ Gregory Manocherian
                                       ----------------------------------------
                                       Gregory Manocherian

                                       New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938

                                       PAMELA EQUITIES CORP.

                                       By:/s/ Gregory Manocherian
                                          -------------------------------------
                                          Name: Gregory Manocherian
                                          Title: President

                                       3 New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938

                                       WHITEHALL PROPERTIES, LLC

                                       By:/s/ Gregory Manocherian
                                          -------------------------------------
                                          Name: Gregory Manocherian
                                          Title: President

                                       3 New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938

                                       KABUKI PARTNERS ADP, GP

                                       By:/s/ Gregory Manocherian
                                          -------------------------------------
                                          Name: Gregory Manocherian
                                          Title: General Partner

                                       3 New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938

                                       McGLYNN FAMILY PARTNERSHIP L.P.

                                       By:/s/ Ronald H. McGlynn
                                          -------------------------------------
                                          Name: Ronald H. McGlynn
                                          Title: General Partner

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       /s/ Richard S. Fuld, Jr.
                                       ----------------------------------------
                                       Richard S. Fuld, Jr.

                                       By: Cramer Rosenthal McLynn, Inc.
                                           Attorney-in-Fact

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       /s/ Fred M. Filoon
                                       ----------------------------------------
                                       Fred M. Filoon

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       /s/ Eugene A. Trainor, III
                                       ----------------------------------------
                                       Eugene A. Trainor, III

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       /s/ Mark B. Fisher
                                       ----------------------------------------
                                       Mark B. Fisher

                                       102 E. 49th Street
                                       35th Floor
                                       New York, New York 10017
                                       Tel: (212) 339-2861
                                       Fax: (212) 339-2834

                                       MBF CAPITAL CORPORATION

                                       By:/s/ Mark B. Fisher
                                          -------------------------------------
                                          Name: Mark B. Fisher
                                          Title: President

                                       MBF BROADBAND SYSTEMS, L.P.

                                       By: MBF Broadband Systems, Inc.,
                                           Its General Partner

                                       By:/s/ Mark B. Fisher
                                          -------------------------------------
                                          Name: Mark B. Fisher
                                          Title: President

                                       102 East 49th Street
                                       35th Floor
                                       New York, New York 10017
                                       Tel: (212) 339-2861
                                       Fax: (212) 339-2834

                                       PHINEAS BROADBAND SYSTEMS

                                       By: MBF Broadband Systems, Inc.
                                           Its General Partner

                                       By:/s/ Mark B. Fisher
                                          -------------------------------------
                                          Name: Mark B. Fisher
                                          Title: President

                                       102 East 49th Street
                                       35th Floor
                                       New York, New York 10017
                                       Tel: (212) 339-2861
                                       Fax: (212) 339-2834

                                       CERBERUS PARTNERS, L.P.

                                       By: Cerberus Associates, LLC,
                                           Its General Partner

                                       By:/s/ Seth Plattus
                                          -------------------------------------
                                          Name: Seth Plattus
                                          Title: Managing Director

                                       450 Park Avenue
                                       28th Floor
                                       New York, New York 10022
                                       Tel: (212) 891-2100
                                       Fax: (212) 421-2947

                                       /s/ Steve Dinetz
                                       ----------------------------------------
                                       Steve Dinetz

                                       1034 Skyland Drive
                                       Zephyr Cove, NV 89448
                                       Tel: (702) 588-0343
                                       Fax: (702) 588-1433

                                                                       EXHIBIT A

                        FORM OF THE EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENT


        This Employment Agreement dated as of July 10, 2000 (this "Agreement"), between LOGIMETRICS, INC., a Delaware corporation (the "Company"), and NORMAN M. PHIPPS (the "Employee").

                                    RECITALS

        WHEREAS, that in connection with the purchase by L-3 Communications Corporation ("L-3") of an equity interest in the Company, the Company and the Employee desire to terminate the employment agreement, dated April 25, 1997 (the "Existing Agreement"), by and between the Company and the Employee, and enter into a new agreement for the Employee's services providing for all terms and conditions of the Employee's continued employment;

        WHEREAS, the covenant not to compete set forth in Section 6 is necessary to protect the Company's legitimate business interests; and

        WHEREAS, the Company desires to continue the employment of the Employee with the Company on the terms and conditions hereof, and the obligations of the Company and L-3 to effect the closing under the Purchase Agreement, dated July 10, 2000 (the "Purchase Agreement"), between the Company and the Employee, were conditioned upon the Employee's agreement to be employed by the Company pursuant to the terms and conditions of this Agreement (including Section 6), and the Employee desires to be so employed by the Company;

        NOW THEREFORE, the Company and the Employee, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound, hereby agree as follows:

     SECTION 1. EMPLOYMENT GENERALLY

        1.1. Employment. The Company hereby offers the Employee employment, and the Employee hereby accepts such offer of employment and agrees to perform his duties and responsibilities hereunder, in accordance with the terms and conditions hereinafter set forth.

        1.2. Position and Duties. During the Employment Term (as defined in
Section 2), the Employee shall serve on a full-time basis and devote his entire working time, attention and energy exclusively to the Company as Senior Vice President--Administration. The Employee shall report to the individual acting as or appointed as the President of the Company. The Employee will perform such executive, managerial and administrative duties as determined by the President of the Company, will use his best efforts to promote the interests of the Company, and will comply with all lawful directives, policies, procedures and directions as may from time to time be given or determined by the Company.

        1.3. Outside Activities. The Employee shall not engage in any activity or investment if such activity or investment interferes with the performance of his duties hereunder. Notwithstanding the foregoing, the Employee may engage in charitable, educational, civic and similar activities and continue to be a member of boards of directors of other businesses and charitable organizations, and become a member of boards of directors of other businesses and charitable organizations, subject to approval by the Board of Directors of the Company, to the extent that such activities do not adversely affect the performance of his duties hereunder.

        1.4. Other Agreements Superseded. This Employment Agreement supersedes and replaces all prior agreements and understandings (including the Existing Agreement), between the Company and the Employee, whether written or oral, relating to the subject matter hereof, and all such prior agreements and understandings shall be null and void and without further effect as of the date hereof.

     SECTION 2. EMPLOYMENT TERM. Subject to the provisions of Section 4, the term of this Agreement shall be for a period commencing on the date hereof and ending on the earlier of (a) the second anniversary of the date hereof and (b) termination of the Employee's employment pursuant to this Agreement (the "Employment Term").

     SECTION 3. COMPENSATION.

        3.1. Base Salary. The Company agrees to pay, and the Employee agrees to accept, as base compensation for all services to be rendered by the Employee hereunder (including any services as an officer, director, employee or member of any committee of the Company or any of its affiliates), the sum of $210,000 per year (less appropriate deductions) (the "Base Salary"). The Base Salary shall be payable in accordance with the ordinary payroll practices of the Company. During the Employment Term, the Company shall, in good faith, review the Base Salary in accordance with the Company's customary procedures and practices regarding the salaries of similarly situated employees and may, if determined by the Company to be appropriate, increase the Base Salary following such review (it being understood and agreed by the Employee that the Company shall not be obligated to increase the Base Salary), and "Base Salary" for all purposes herein shall be deemed to be a reference to such higher amount.

        3.2. Additional Employee Benefits. Initially, the Employee shall receive such employee benefits that are provided generally to the Company's employees as of the date of the Purchase Agreement (collectively, the "LogiMetrics Benefits"). After the date hereof, any of the LogiMetrics Benefits may be amended, supplemented, terminated or modified from time to time by the Company, so long as the Company provides the Employee with employee benefits similar to those provided to other comparably situated Company employees.

        3.3. Withholding. All payments due to the Employee hereunder shall be subject to all applicable taxes required to be withheld by the Company pursuant to federal, state or local law. The Employee shall be solely responsible for income and earnings taxes imposed on the Employee by reason of any cash or non-cash compensation and benefits provided hereunder.

        3.4 Option Grants. The Company shall, no later than the date hereof, grant to the Employee options (the "Employee Options") to purchase 750,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock") pursuant to Section 4.2 of the Purchase Agreement, including, having an exercise price of $0.54 per share (it being understood and agreed that such number of shares of Common Stock and such exercise price are before giving effect to the Reverse Stock Split (as defined in the Purchase Agreement)). The Employee shall enter into the non-qualified stock option agreement with the Company to evidence the grant of the Employee Options in the form attached hereto as Schedule A.

        3.5 Annual Bonus. The Employee shall be entitled to participate in any cash bonus plan or arrangement in which key employees of the Company are entitled to participate now or during the Employment Term. Any amount payable to the Employee pursuant to any such cash bonus plan or arrangement shall be determined by the Board of Directors of the Company or the Compensation Committee thereof, in its sole discretion.

        3.6 Deferred Payments. Not later than the date hereof, the Company shall pay to the Employee the sum of $124,056 in full payment of (a) unpaid salary previously deferred by the Employee, and (b) certain expense reimbursements previously deferred by the Employee.

        3.7 Term Life Insurance. The Company shall reimburse the Employee up to $2,000 in any calendar year for premiums paid by the Employee to maintain a term insurance policy insuring the life of the Employee in the face amount of $1,000,000.

        3.8 Vacation. The Employee shall be entitled to four weeks of vacation in each calendar year during the Employment Term and shall be entitled to carry over all, part or none of such vacation in accordance with any vacation policy maintained by the Company for senior executives.

        3.9 Expense Reimbursement. The Company shall pay or reimburse the Employee for all reasonable travel or other expenses incurred by the Employee in connection with the performance of his duties and obligations under this Agreement, subject to the Employee's presentation of appropriate vouchers and/or receipts in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

     SECTION 4. TERMINATION.

        4.1. Termination Events. The Employee's employment with the Company and the Employment Term shall terminate upon the earliest occurrence of any of the following events:

        (a) The death or resignation of the Employee.

        (b) The termination of the Employee's employment by the Company for Cause (as defined in Section 4.3(a)).

        (c) The termination of the Employee's employment by the Company for Employee Disability.

        (d) The termination of the Employee's employment by the Employee for Good Reason.

        (e) The termination of the Employee's employment other than pursuant to clauses (a), (b), (c) or (d) above.

        4.2. Effect of Termination.

        (a) If the Employee's employment with the Company is terminated pursuant to Section 4.1(a), 4.1(b) or 4.1(c), then the Company shall pay the Employee (or his estate in the event of his death) any portion of the Base Salary accrued hereunder on or prior to the date of termination but not paid. The Employee shall not be entitled to any other payments hereunder.

        (b) If the Employee's employment with the Company is terminated pursuant to Section 4.1(d) or 4.1(e), the Employee shall continue to be paid his Base Salary in accordance with the Company's usual payroll practices until the later to occur of (i) the second anniversary of the date hereof and (ii) six months after the end of the Employment Term (the "Severance Period").

        4.3. Definitions.

        (a) As used herein, the term "Cause" shall mean: (i) gross neglect of or willful and continuing refusal by the Employee to substantially perform his duties hereunder (other than due to death or Disability); (ii) any breach of the provisions of Section 5 or Section 6 by the Employee; (iii) willfully engaging in conduct that is demonstrably injurious to the Company or the Company's subsidiaries or affiliates by the Employee; and/or (iv) conviction of, or plea of nolo contendere, by Employee to (A) any felony, or (B) a misdemeanor involving moral turpitude.

        Termination of the Employee pursuant to Section 4.1(b) shall be made by delivery to the Employee of written notice, given at least five days prior to such termination, from the Board of Directors of the Company (the "Board") specifying the particulars of the conduct by the Employee set forth in any of clauses (i) through (iv) above. Termination shall be effected by a majority vote of the Board at a meeting at which the Employee shall have had the opportunity (along with counsel) to be heard, unless, within five days after receiving such notice, the Employee shall have cured Cause to the reasonable satisfaction of the Board; provided, however, that no cure shall be possible if termination for Cause is made pursuant to clause (ii) or (iv) above. As long as the Employee is on the Board, he shall reasonably cooperate to cause a valid Board meeting to occur.

        (b) As used herein, the term "Disability" shall mean the Employee's absence from the full-time performance of the Employee's duties pursuant to a reasonable determination made in accordance with the Company's then existing disability plan that the Employee is disabled as a result of incapacity due to physical or mental illness that lasts, or is reasonably expected to last, for at least six months.

        (c) As used herein, the term "Good Reason" means (i) any reduction by the Company in Employee's Base Salary, (ii) any material adverse change in the reporting lines described in Section 1.2, (iii) any material diminution or material adverse change in the Employee's titles, duties or responsibilities, unless due to a promotion or increased responsibility of the Employee, or (iv) the relocation of the Company's executive offices more than 50 miles outside Eatontown, New Jersey or Bohemia, New York without the Employee's prior written consent.

        4.4. Other Consequences of Termination.

        (a) In the event of the termination of the Employment Term, for whatever reason, the Employee agrees to cooperate with the Company and to be reasonably available to the Company with respect to continuing and/or future matters arising out of the Employee's employment or any other relationship with the Company or its affiliates, whether such matters are business-related, legal or otherwise. The Company agrees to reimburse the Employee for the Employee's reasonable out-of-pocket expenses incurred in complying with the terms of this
Section 4.4(a) upon delivery by the Employee to the Company of valid receipts for such expenses.

        (b) Subject to the other provisions of this Agreement and the terms of any benefit plan or arrangement in which the Employee participates, the payments upon termination pursuant to this Section 4 shall constitute the exclusive payments due the Employee upon termination under this Agreement. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.

        (c) Upon the termination of the Employment Term for any reason, the Employee or his estate shall surrender to the Company all correspondence, letters, files, contracts, mailing lists, customer lists, advertising materials, ledgers, supplies, equipment, checks, and all other materials and records of any kind that are the property of the Company or any of its subsidiaries or affiliates, that may be in the Employee's possession or under his control, including all copies of any of the foregoing.

        (d) The provisions of this Section 4 and of Sections 5 and 6 shall survive the expiration or earlier termination of the Employment Term and this Agreement.

        SECTION 5. CONFIDENTIALITY; PUBLIC STATEMENTS

        5.1. Confidential and Proprietary Information. (a) In addition to the confidential and proprietary information that the Employee heretofore developed, conceived, learned or became aware of as an employee, proprietor, owner, director, officer or stockholder of LogiMetrics (the "Prior Trade Secrets"), the Company and its affiliates may, pursuant to the Employee's employment hereunder, provide to him and confide in him additional confidential and proprietary information (collectively, the "Additional Trade Secrets"), including without limitation: (i) business methods and systems, techniques and methods of operation developed by the Company or its affiliates and which the Employee recognizes to be unique assets of the business of the Company and its affiliates; (ii) any sales prospects, customer lists, products, research or data of any kind; (iii) any information relating to strategic plans, sales costs, profits or the financial condition of the Company, its affiliates or any of their customers or prospective customers, which is not generally known to the public; or (iv) computer programs and software, including without limitation source code, object code and data. All the Prior Trade Secrets and all the Additional Trade Secrets are herein sometimes referred to collectively as "Trade Secrets". The Employee shall not, either during or at any time after the termination of his employment with the Company, directly or indirectly, in any manner utilize or disclose any Trade Secrets to any individual, firm, corporation, company, association or other entity without the prior consent of the Company (unless legally compelled to do so, but subject to the provisions of Section 5.1(b)). The term "Trade Secrets", however, does not include information, knowledge or factual data that: (A) becomes part of the public knowledge or literature other than by reason of any inaction or action of the Employee; or (B) was disclosed to the Employee without restriction by a third party having the right to disclose the same. The Employee further covenants and agrees that he will promptly deliver to the Company all tangible evidence of Trade Secrets, prior to or at the termination of the Employee's employment.

        (b) If the Employee becomes legally compelled (by deposition, interrogatory, request for documents, order, subpoena, civil investigative demand or similar process issued by a court of competent jurisdiction or by a governmental body) to disclose any Intellectual Property (as defined below) of the Company or any of its affiliates, then the Employee will give prompt prior written notice of such requirement to the Company so that the Company or any of its affiliates may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. If such protective order or other remedy is not obtained, and irrespective of whether or not compliance with the provisions hereof is waived, then it is agreed that only that portion of the Intellectual Property of the Company or any of its affiliates, which the Employee is advised in writing by the Employee's counsel is legally required to be disclosed, will be disclosed by the Employee, and reasonable efforts will be made by him to obtain assurance that confidential treatment will be accorded such portion of such Intellectual Property.

        5.2. Trade Secrets

        (a) The Employee agrees that any Trade Secret, invention, improvement, patent, patent application or writing, and any program, method, process, system or novel technique (whether or not capable of being trademarked, copyrighted or patented) (collectively, "Intellectual Property"), conceived, devised, developed, owned or otherwise obtained by him, whether solely or jointly with others, either (i) as an employee, proprietor, owner, officer, director or stockholder of LogiMetrics prior to the date hereof, or (ii) during the Employment Term relating to the business of the Company or any of its Subsidiaries, shall in each and every case be and become the property of the Company. The Employee agrees to give the Company prompt notice of his conception, invention, authorship, development or acquisition of any Intellectual Property and, without additional consideration, to execute such instruments of transfer, assignment, conveyance or confirmation and such other documents, and to do all appropriate lawful acts, as may be requested by the Company to transfer, assign, confirm, and perfect in the Company or its affiliates all legally protectable rights in any Intellectual Property throughout the world.

        (b) The Employee hereby assigns and conveys to and confirms in the Company the entire right, title and interest in and to the Intellectual Property, conceived, devised, developed, owned or otherwise obtained by him, whether solely or jointly with others, as an employee, proprietor, owner, officer, director or stockholder of LogiMetrics or any of its subsidiaries (or any predecessor company) prior to the date hereof (the "Prior Intellectual Property"), or on or after the date hereof and through the end of the Employment Term relating to the business of the Company or any of its Subsidiaries (the "Future Intellectual Property") and every priority right that is or may be predicated upon or arises from any of the Prior Intellectual Property or any of the Future Intellectual Property.

        (c) The Employee, upon the Company's reasonable request and at its expense, but without additional consideration to the Employee, shall execute such instruments of transfer, assignment, conveyance or confirmation and such other documents, and shall do all appropriate lawful acts, as may be requested by the Company to transfer, assign, confirm and perfect in the Company or its affiliates all legally protectable rights in any Intellectual Property, whether Prior Intellectual Property or Future Intellectual Property, throughout the world.

        (d) The Employee represents and warrants that no entity in which the Employee has an equity interest has any right, title or interest in and to the Company's Intellectual Property. Without limiting the rights or remedies of the Company in the event of a breach of the foregoing representation and warranty, the Employee will cause any such entity in which the Employee has an equity interest to execute such instruments of transfer, assignment, conveyance or confirmation and such other documents, and shall do all appropriate lawful acts, as may be requested by the Company to transfer, assign, confirm and perfect in the Company or its affiliates all legally protectable rights in any Intellectual Property, whether Prior Intellectual Property or Future Intellectual Property, throughout the world.

        5.3. Prohibited Public Statements. During the Employment Term, the Employee shall not make any public statement reflecting adversely on the Company, its affiliates or their business prospects, except for such statements which the Employee is required to make by law.

        SECTION 6. NON-COMPETE. In further consideration of the Company's covenants and agreements contained in this Agreement, the Employee agrees to abide by the terms and conditions contained in this Section 6. The Employee further acknowledges the sufficiency and receipt of the consideration given in this Agreement for purposes of enforcing the non-compete provisions contained in this Section 6.

        During the Non-Competition Period (as defined below), Employee will not, and will cause his affiliates not to, directly or indirectly, design, manufacture, market or sell products or provide services which are competitive to those products manufactured and sold by LogiMetrics during the Employment Term or at the end of the Employment Term or those services provided by LogiMetrics to its customers (including improvements or extensions of such products or services) ("Competitive Products and Services").

        During the Non-Competition Period, the Employee will not, and will cause his affiliates not to, directly or indirectly, induce or solicit, or aid or assist any person or entity to induce or solicit, any employees, salespersons, agents, consultants, distributors, representatives, advisors, customers or suppliers of Buyer or the Business to terminate, curtail or otherwise limit their employment by or business relationship with Buyer or the Business.

        As used herein, "Non-Competition Period" shall mean the period beginning on the date hereof and ending on the 180th day following the last day of the Employment Term.

        The parties hereto agree that the provisions of this Section 6 are reasonable. If a court determines, however, that any provision of this Section 6 is unreasonable, either in period of time, geographical area or otherwise, then the parties hereto agree that the provisions of this Section 6 should be interpreted and enforced to the maximum extent which such court deems reasonable.

        SECTION 7. ENTIRE AGREEMENT. This Agreement constitutes the full and complete understanding and agreement of the Employee and the Company respecting the subject matter hereof, and supersedes all prior understandings and agreements, oral or written, express or implied, respecting the Employee's employment with the Company.

        SECTION 8. HEADINGS. The headings of this Agreement are for convenience of reference only and are not to be considered in the interpretation of the terms and conditions of this Agreement.

        SECTION 9. NOTICES. Any notice, consent, approval or other communication required or permitted to be given under this Agreement (each a "Notice") shall be in writing and shall be given by personal delivery, by nationally recognized overnight courier or by registered or certified mail, postage prepaid, addressed as follows:

        If to the Company:

        LogiMetrics, Inc.
        611 Industrial Way West
        Eatontown, New Jersey 07724
        Attention: Chairman of the Board of Directors

  With a copy to:

        L-3 Communications Corporation
        Narda Microwave East Division
        435 Moreland Road
        Hauppauge, NY 11788
        Attention: President

        If to the Employee, at his personal residence, as reflected in the personnel records of the Company.

        Any party may change the persons and addresses to which notices are to be sent by giving a Notice of such change to the other party in the manner provided herein for giving Notices.

        A Notice given hereunder shall be deemed given upon actual receipt or refusal of receipt.

        SECTION 10. WAIVER OF BREACH. No waiver by either party of any condition or of the breach by the other party of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition, or of the breach of any other term or covenant set forth in this Agreement. Moreover, the failure of either party to exercise any right hereunder shall not bar the later exercise thereof.

        SECTION 11. BINDING; NONALIENATION. This Agreement shall inure to the benefit of and be binding on (a) the Company and its successors and assigns, and
(b) the Employee. The Employee shall not pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement. This Agreement and the benefits payable hereunder shall not be assignable by the Employee; provided, however, that nothing in this

Section shall preclude the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators or other legal representatives of the Employee or his estate from assigning any rights hereunder to which they become entitled, to the person or persons entitled thereto under applicable law.

        SECTION 12. GOVERNING LAW. This Agreement shall be governed in all respects, including as to validity, interpretation and effect by the internal laws of the State of New York without giving effect to the conflict of laws rules thereof.

        SECTION 13. CONTINUATION OF COVENANTS. Those covenants and agreements of the Employee contained in this Agreement that by the terms thereof are intended to continue to operate after termination of the Employee's employment, including without limitation the covenants and agreements in Sections 5 and 6, shall survive termination of the Employee's employment with the Company.

        SECTION 14. INVALIDITY OR UNENFORCEABILITY. If any term or provision of this Agreement is held to be invalid or unenforceable, for any reason, then such invalidity or unenforceability shall not affect any other term or provision hereof and this Agreement shall continue in full force and effect as if such invalid or unenforceable term or provision (to the extent of the invalidity or unenforceability) had not been contained herein.

        SECTION 15. COUNTERPARTS. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        SECTION 16. AMENDMENTS. No provision of this Agreement may be amended, waived or discharged unless such waiver, amendment or discharge is agreed to in writing and signed by the parties.

        SECTION 17. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                                LOGIMETRICS, INC.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                -------------------------------
                                                NORMAN M. PHIPPS

                                                                     Schedule A

                      NON-QUALIFIED STOCK OPTION AGREEMENT


     This AGREEMENT made as of the 10th day of July, 2000 (this "Agreement"), by and between LOGIMETRICS, INC., a Delaware corporation (the "Corporation"), and NORMAN M. PHIPPS (the "Optionee").

                                WITNESSETH THAT:

     WHEREAS, the Board of Directors of the Corporation (the "Board") has decided to grant options to the Optionee to acquire seven hundred fifty thousand (750,000) shares of the Corporation's common stock (the "Common Stock") upon consummation of the transactions contemplated by that certain Purchase Agreement, dated July 10, 2000 (the "Purchase Agreement"), between the Corporation and L-3 Communications Corporation ("L-3"); and

     WHEREAS, the Corporation hereby agrees to grant options to the Optionee to acquire seven hundred fifty thousand (750,000) shares of the Corporation's Common Stock pursuant to the Company's Amended and Restated 1997 Stock Compensation Program and the Optionee hereby accepts such grant, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.   Grant of Option; Time of Exercise

     (a) The Corporation hereby grants the Optionee a stock option (the "Option") to purchase from the Corporation an aggregate of 750,000 shares of Common Stock in the manner and subject to the terms and conditions provided in this Agreement. It is intended that the Option shall constitute a non-qualified stock option.

     (b) The exercise price shall be $0.54 per share (the "Option Price").

     (c) Except as provided in Section 1(d), the Option shall vest and become exercisable as follows:

            Date                             Percentage Exercisable
            ----                             ----------------------
            July 10, 2001                    33 1/3%
            July 10, 2002                    33 1/3%
            July 10, 2003                    33 1/3%

     (d) In the event (i) the Optionee is terminated by the Corporation for reasons other than Cause (as defined in the Employment Agreement, dated the date hereof, between the Optionee and the Corporation (the "Employment Agreement"),
(ii) the Optionee terminates his employment with the Corporation for Good Reason (as defined in the Employment Agreement), or (iii) of a Change of Control (as defined below) of the Corporation, then, in each case, the Option shall immediately vest 100% and become exercisable in its entirety. As used herein, a "Change of Control" shall be deemed to occur at any time after the date hereof when the number of representatives designated by L-3 to the Board no longer constitutes a majority of the Board as then constituted.

2.   Method of Exercise

     The Option may be exercised from time to time by giving written notice thereof to the Chief Financial Officer of the Corporation, together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares of Common Stock for which the Option is exercised. The purchase price of any shares purchased upon the exercise of the Option or any portion thereof shall be paid in full at the time of exercise of the Option by certified or bank cashier's check payable to the order of the Corporation or, at the option of the Optionee, by (i) shares of Common Stock which have been held by the Optionee for at least six (6) months, or by a combination of checks and such shares of Common Stock, or (ii) election of the Optionee or his Permitted Transferee (as defined in Section 4) to have the Corporation withhold from the shares of Common Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value (as defined below) equal to the aggregate Option Price for those shares of Common Stock to which such election is made. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value (as defined below). The Option may not be exercised for a fraction of a share of Common Stock. For purposes of this Agreement, "Fair Market Value" shall mean the average per share fair market value of the Common Stock during the 15-day period prior to the relevant date of exercise by the Optionee or his Permitted Transferee. If on any date relevant for purpose of calculating the Fair Market Value the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the fair market value of the Common Stock for such date shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Board in accordance with generally accepted valuation principles and such other factors as the Board reasonably deems relevant.

3.   Termination of the Option

     (a) The Option, to the extent not previously exercised, shall terminate ten
(10) years from the date of grant of the Option, unless otherwise terminated earlier pursuant to the provisions of Sections 3(b) through 3(d) hereof.

     (b) If the Optionee ceases to be an employee of the Corporation for any reason other than for Cause (as defined in the Employment Agreement), death or disability, then the Option may be exercised by the Optionee, to the extent exercisable on the date of termination, at any time within three (3) months after the date of termination. If the Optionee's service as an employee is terminated for Cause (as defined in the Employment Agreement), the entire Option (including the vested and unvested portions thereof, to the extent not previously exercised) immediately shall terminate and shall be forfeited.

     (c) If the Optionee becomes disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, while in the employ of the Corporation, then the Option may be exercised by the Optionee, to the extent exercisable on the date of termination due to such disability, at any time within one (1) year after the date of termination due to such disability.

     (d) If the Optionee dies while an employee of the Corporation, then the Option may be exercised by the person or persons to whom the Optionee's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death, at any time within one (1) year after the date of death.

4.   Rights Prior to Exercise

     The Option is nontransferable and may not be sold, assigned, pledged or encumbered (by operation of law or otherwise) by the Optionee, except by will or by the laws of descent and distribution in the event of his death; provided however that, upon request by the Optionee, the Corporation may permit the Optionee to transfer the Option to a family member or a trust created for the benefit of family members of the Optionee (each, a "Permitted Transferee") (such permission not to be unreasonably withheld). During the Optionee's lifetime, the Option is only exercisable by the Optionee and any Permitted Transferees. Neither the Optionee nor any Permitted Transferee shall have any rights as a holder of shares of Common Stock subject to this Option until exercise of the Option, payment of the Option Price, and the issuance of a certificate evidencing shares of Common Stock.

5.   Restrictions on Disposition

     All shares of Common Stock acquired by the Optionee or any Permitted Transferee pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. As a condition precedent to receiving the shares of Common Stock covered by this Agreement, the Optionee or any Permitted Transferee may be required by the Corporation to submit a letter to the Corporation stating that the shares of Common Stock are being acquired for investment and not with a view to the distribution thereof. The Corporation shall not be obligated to sell or issue any shares of Common Stock pursuant to this Agreement unless, on the date of sale and issuance thereof, the shares of Common Stock are either registered under the Securities Act and all applicable state securities laws, or are exempt from registration thereunder. All shares of Common Stock issued to the Optionee or any Permitted Transferee pursuant to this Agreement may bear a restrictive legend summarizing any restrictions on transferability applicable thereto, including those imposed by Federal and state securities laws.

6.   Reservation of Shares of Common Stock

     The Corporation, during the term of the Option, will at all times reserve and keep available such number of shares of Common Stock as may be exercisable pursuant to the Option.

7.   Tax Withholding

     The exercise of any shares of Common Stock pursuant to the Option is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or Federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery of shares pursuant thereto, then, in such event, the exercise of the Option or any portion thereof shall not be effective unless and until such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

8.   Services as an Employee

     Nothing in this Agreement gives the Optionee any right to continued service as an employee of the Corporation or limits in any way the right of the Corporation, its directors or its stockholders to terminate that service.

9.   Certain Adjustments

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, including the Reverse Stock Split (as defined in the Purchase Agreement), stock combination, other change in corporate structure affecting the Common Stock, or spin-off or other distribution of assets to stockholders, an appropriate adjustment shall be made to the number of shares of Common Stock subject to the Option, the Option Price and the number of shares of Common Stock reserved for issuance under this Agreement.

10.  Miscellaneous Provisions

     (a) Additional Documents. The Optionee hereby agrees to execute and deliver such further documents and instruments as may be necessary or as may reasonably be requested in order to effectuate fully the purposes, terms and conditions of this Agreement, whether before, at, or after the exercise of the Option.

     (b) Notices. All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by a party pursuant to this Agreement shall be in writing and shall be (i) personally delivered, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (iii) sent by overnight delivery carrier, addressed as follows:

          (A) If to the Corporation:

              LogiMetrics, Inc.
              611 Industrial Way
              Eatontown, New Jersey
              Attention:  Chairman of the Board

          (B) If to the Optionee:

              Mr. Norman M. Phipps
              5 Crystal Court
              Neshanic Station, New Jersey 08853

     Each party may designate by notice in writing, in the manner described above, a new address to which any notice, demand, request, or communication required or permitted by this Agreement may be sent. Any notice, demand, request, or communication that shall be delivered, mailed or transmitted in the manner described above shall be deemed given, served, sent or received for all purposes when it is delivered to the addressee. An affidavit of personal delivery, the return receipt, or the delivery receipt shall be deemed conclusive, but not exclusive, evidence of such delivery or when delivery is refused by the addressee upon presentation.

     (c) Severability. The invalidity of any one or more provisions hereof or of any other agreement or instrument given pursuant to or in connection with this Agreement shall not affect the remaining portions of this Agreement or any such other agreement or instrument or any part thereof; and if one or more of the provisions contained herein or therein should be invalid, or should operate to render this Agreement or any such other agreement or instrument invalid, this Agreement and such other agreements and instruments shall be construed as if such invalid provisions had not been inserted.

     (d) Survival. It is the express intention and agreement of the parties hereof that all covenants and agreements made in this Agreement shall survive the execution and delivery of this Agreement and the exercise (if any) of the Option.

     (e) Waivers. Neither the waiver by a party of a breach of or a default under any of the provisions of this Agreement, nor the failure of a party, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, remedy, or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights, remedies, or privileges hereunder.

     (f) Binding Effect. Subject to any provisions hereof restricting transfer, encumbrance and assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

     (g) Limitation on the Benefit of this Agreement. It is the explicit intention of the parties hereto that no person or entity other than the parties hereof (and any Permitted Transferees) is or shall be entitled to bring any action to enforce any provisions of this Agreement against any parties hereto, and that the covenants, undertakings, and agreements set forth in the Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective heirs, personal representatives, successors and assigns as permitted hereunder.

     (h) Entire Agreement. This Agreement contains the entire agreement among the parties with respect to subject matter hereof, and supersedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein and therein.

     (i) Headings. Article, section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     (j) Governing Law; Consent to Jurisdiction . This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the choice of law principles thereof. Each of the parties hereto irrevocably submits and consents to the exclusive jurisdiction of and laying of venue in the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising, directly or indirectly, out of this Agreement and the transactions contemplated hereby. Each party hereto irrevocably waives any objection to the exclusive laying of venue of any suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (k) Counsel. THE OPTIONEE REPRESENTS THAT HE AND/OR HIS OTHER PROFESSIONAL ADVISORS HAVE HAD THE OPPORTUNITY TO REVIEW THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                       LOGIMETRICS, INC.



                                       By: /s/ Charles S. Brand
                                          --------------------------
                                          Name: Charles S. Brand
                                          Title: Chairman of the Board




Witness:                               OPTIONEE



/s/ Mathew B. Hoffman                  /s/ Norman M. Phipps
-------------------------------        -----------------------------
Mathew B. Hoffman                      Norman M. Phipps

                              EMPLOYMENT AGREEMENT

        This Employment Agreement dated as of July 10, 2000 (this "Agreement"), between LOGIMETRICS, INC., a Delaware corporation (the "Company"), and CHARLES
S. BRAND (the "Employee").

                                    RECITALS

        WHEREAS, that in connection with the purchase by L-3 Communications Corporation ("L-3") of an equity interest in the Company, the Company and the Employee desire to terminate the employment agreement, dated April 25, 1997 (the "Existing Agreement"), by and between the Company and the Employee, and enter into a new agreement for the Employee's services providing for all terms and conditions of the Employee's continued employment;

        WHEREAS, the covenant not to compete set forth in Section 6 is necessary to protect the Company's legitimate business interests; and

        WHEREAS, the Company desires to continue the employment of the Employee with the Company on the terms and conditions hereof, and the obligations of the Company and L-3 to effect the closing under the Purchase Agreement, dated July 10, 2000 (the "Purchase Agreement"), between the Company and the Employee, were conditioned upon the Employee's agreement to be employed by the Company pursuant to the terms and conditions of this Agreement (including Section 6), and the Employee desires to be so employed by the Company;

        NOW THEREFORE, the Company and the Employee, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound, hereby agree as follows:

     SECTION 1. EMPLOYMENT GENERALLY

        1.1. Employment. The Company hereby offers the Employee employment, and the Employee hereby accepts such offer of employment and agrees to perform his duties and responsibilities hereunder, in accordance with the terms and conditions hereinafter set forth.

        1.2. Position and Duties. During the Employment Term (as defined in
Section 2),
the Employee shall serve on a full-time basis and devote his entire working time, attention and energy exclusively to the Company as Senior Vice President--Technology. The Employee shall report to the individual acting as or appointed as the President of the Company. The Employee will perform such executive, managerial and administrative duties as determined by the President of the Company, will use his best efforts to promote the interests of the Company, and will comply with all lawful directives, policies, procedures and directions as may from time to time be given or determined by the Company.

        1.3. Outside Activities. The Employee shall not engage in any activity or investment if such activity or investment interferes with the performance of his duties hereunder. Notwithstanding the foregoing, the Employee may engage in charitable, educational, civic and similar activities and continue to be a member of boards of directors of other businesses and charitable organizations, and become a member of boards of directors of other businesses and charitable organizations, subject to approval by the Board of Directors of the Company, to the extent that such activities do not adversely affect the performance of his duties hereunder.

        1.4. Other Agreements Superseded. This Employment Agreement supersedes and replaces all prior agreements and understandings (including the Existing Agreement) between the Company and the Employee, whether written or oral, relating to the subject matter hereof, and all such prior agreements and understandings shall be null and void and without further effect as of the date hereof.

     SECTION 2. EMPLOYMENT TERM. Subject to the provisions of Section 4, the term of this Agreement shall be for a period commencing on the date hereof and ending on the earlier of (a) the second anniversary of the date hereof and (b) termination of the Employee's employment pursuant to this Agreement (the "Employment Term").

     SECTION 3. COMPENSATION.

        3.1. Base Salary. The Company agrees to pay, and the Employee agrees to accept, as base compensation for all services to be rendered by the Employee hereunder (including any services as an officer, director, employee or member of any committee of the Company or any of its affiliates), the sum of $210,000 per year (less appropriate deductions) (the "Base Salary"). The Base Salary shall be payable in accordance with the ordinary payroll practices of the Company. During the Employment Term, the Company shall, in good faith, review the Base Salary in accordance with the Company's customary procedures and practices regarding the salaries of similarly situated employees and may, if determined by the Company to be appropriate, increase the Base Salary following such review (it being understood and agreed by the Employee that the Company shall not be obligated to increase the Base Salary), and "Base Salary" for all purposes herein shall be deemed to be a reference to such higher amount.

        3.2. Additional Employee Benefits. Initially, the Employee shall receive such employee benefits that are provided generally to the Company's employees as of the date of the Purchase Agreement (collectively, the "LogiMetrics Benefits"). After the date hereof, any of the LogiMetrics Benefits may be amended, supplemented, terminated or modified from time to time by the Company, so long as the Company provides the Employee with employee benefits similar to those provided to other comparably situated Company employees.

        3.3. Withholding. All payments due to the Employee hereunder shall be subject to all applicable taxes required to be withheld by the Company pursuant to federal, state or local law. The Employee shall be solely responsible for income and earnings taxes imposed on the Employee by reason of any cash or non-cash compensation and benefits provided hereunder.

        3.4 Annual Bonus. The Employee shall be entitled to participate in any cash bonus plan or arrangement in which key employees of the Company are entitled to participate now or during the Employment Term. Any amount payable to the Employee pursuant to any such cash bonus plan or arrangement shall be determined by the Board of Directors of the Company or the Compensation Committee thereof, in its sole discretion.

        3.5 Deferred Payments. Not later than the date hereof, the Company shall pay to the Employee the sum of $217,000 in full payment of (a) unpaid salary previously deferred by the Employee, and (b) certain expense reimbursements previously deferred by the Employee.

        3.6 Term Life Insurance. The Company shall reimburse the Employee up to $2,000 in any calendar year for premiums paid by the Employee to maintain a term insurance policy insuring the life of the Employee in the face amount of $1,000,000.

        3.7 Vacation. The Employee shall be entitled to four weeks of vacation in each calendar year during the Employment Term and shall be entitled to carry over all, part or none of such vacation in accordance with any vacation policy maintained by the Company for senior executives.

        3.8 Expense Reimbursement. The Company shall pay or reimburse the Employee for all reasonable travel or other expenses incurred by the Employee in connection with the performance of his duties and obligations under this Agreement, subject to the Employee's presentation of appropriate vouchers and/or receipts in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

     SECTION 4. TERMINATION.

        4.1. Termination Events. The Employee's employment with the Company and the Employment Term shall terminate upon the earliest occurrence of any of the following events:

        (a) The death or resignation of the Employee.

        (b) The termination of the Employee's employment by the Company for Cause (as defined in Section 4.3(a)).

        (c) The termination of the Employee's employment by the Company for Employee Disability.

        (d) The termination of the Employee's employment by the Employee for Good Reason.

        (e) The termination of the Employee's employment other than pursuant to clauses (a), (b), (c) or (d) above.

        4.2. Effect of Termination.

        (a) If the Employee's employment with the Company is terminated pursuant to Section 4.1(a), 4.1(b) or 4.1(c), then the Company shall pay the Employee (or his estate in the event of his death) any portion of the Base Salary accrued hereunder on or prior to the date of termination but not paid. The Employee shall not be entitled to any other payments hereunder.

        (b) If the Employee's employment with the Company is terminated pursuant to Section 4.1(d) or 4.1(e), the Employee shall continue to be paid his Base Salary in accordance with the Company's usual payroll practices until the later to occur of (i) the second anniversary of the date hereof and (ii) 12 months after the end of the Employment Term (the "Severance Period").

        4.3. Definitions.

        (a) As used herein, the term "Cause" shall mean: (i) gross neglect of or willful and continuing refusal by the Employee to substantially perform his duties hereunder (other than due to death or Disability); (ii) any breach of the provisions of Section 5 or Section 6 by the Employee; (iii) willfully engaging in conduct that is demonstrably injurious to the Company or the Company's subsidiaries or affiliates by the Employee; and/or (iv) conviction of, or plea of nolo contendere, by Employee to (A) any felony, or (B) a misdemeanor involving moral turpitude.

        Termination of the Employee pursuant to Section 4.1(b) shall be made by delivery to the Employee of written notice, given at least five days prior to such termination, from the Board of Directors of the Company (the "Board") specifying the particulars of the conduct by the Employee set forth in any of clauses (i) through (iv) above. Termination shall be effected by a majority vote of the Board at a meeting at which the Employee shall have had the opportunity (along with counsel) to be heard, unless, within five days after receiving such notice, the Employee shall have cured Cause to the reasonable satisfaction of the Board; provided, however, that no cure shall be possible if termination for Cause is made pursuant to clause (ii) or (iv) above. As long as the Employee is on the Board, he shall reasonably cooperate to cause a valid Board meeting to occur.

        (b) As used herein, the term "Disability" shall mean the Employee's absence from the full-time performance of the Employee's duties pursuant to a reasonable determination made in accordance with the Company's then existing disability plan that the Employee is disabled as a result of incapacity due to physical or mental illness that lasts, or is reasonably expected to last, for at least six months.

        (c) As used herein, the term "Good Reason" means (i) any reduction by the Company in Employee's Base Salary, (ii) any material adverse change in the reporting lines described in Section 1.2, (iii) any material diminution or material adverse change in the

Employee's titles, duties or responsibilities, unless due to a promotion or increased responsibility of the Employee, or (iv) the relocation of the Company's executive offices more than 50 miles outside Eatontown, New Jersey or Bohemia, New York without the Employee's prior written consent.

        4.4. Other Consequences of Termination.

        (a) In the event of the termination of the Employment Term, for whatever reason, the Employee agrees to cooperate with the Company and to be reasonably available to the Company with respect to continuing and/or future matters arising out of the Employee's employment or any other relationship with the Company or its affiliates, whether such matters are business-related, legal or otherwise. The Company agrees to reimburse the Employee for the Employee's reasonable out-of-pocket expenses incurred in complying with the terms of this
Section 4.4(a) upon delivery by the Employee to the Company of valid receipts for such expenses.

        (b) Subject to the other provisions of this Agreement and the terms of any benefit plan or arrangement in which the Employee participates, the payments upon termination pursuant to this Section 4 shall constitute the exclusive payments due the Employee upon termination under this Agreement. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.

        (c) Upon the termination of the Employment Term for any reason, the Employee or his estate shall surrender to the Company all correspondence, letters, files, contracts, mailing lists, customer lists, advertising materials, ledgers, supplies, equipment, checks, and all other materials and records of any kind that are the property of the Company or any of its subsidiaries or affiliates, that may be in the Employee's possession or under his control, including all copies of any of the foregoing.

        (d) The provisions of this Section 4 and of Sections 5 and 6 shall survive the expiration or earlier termination of the Employment Term and this Agreement.

     SECTION 5. CONFIDENTIALITY; PUBLIC STATEMENTS

        5.1. Confidential and Proprietary Information. (a) In addition to the confidential and proprietary information that the Employee heretofore developed, conceived, learned or became aware of as an employee, proprietor, owner, director, officer or stockholder of LogiMetrics (the "Prior Trade Secrets"), the Company and its affiliates may, pursuant to the Employee's employment hereunder, provide to him and confide in him additional confidential and proprietary information (collectively, the "Additional Trade Secrets"), including without limitation:
(i) business methods and systems, techniques and methods of operation developed by the Company or its affiliates and which the Employee recognizes to be unique assets of the business of the Company and its affiliates; (ii) any sales prospects, customer lists, products, research or data of any kind; (iii) any information relating to strategic plans, sales costs, profits or the financial condition of the Company, its affiliates or any of their customers or prospective customers, which is not generally known to the public; or (iv) computer programs and software, including without limitation source code, object code and data. All the Prior Trade Secrets and all the Additional Trade Secrets are herein sometimes referred to collectively as "Trade Secrets". The Employee shall not, either during or at any time after the termination of his employment with the Company, directly or indirectly, in any manner utilize or disclose any Trade Secrets to any individual, firm, corporation, company, association or other entity without the prior consent of the Company (unless legally compelled to do so, but subject to the provisions of Section 5.1(b)). The term "Trade Secrets", however, does not include information, knowledge or factual data that:
(A) becomes part of the public knowledge or literature other than by reason of any inaction or action of the Employee; or (B) was disclosed to the Employee without restriction by a third party having the right to disclose the same. The Employee further covenants and agrees that he will promptly deliver to the Company all tangible evidence of Trade Secrets, prior to or at the termination of the Employee's employment.

        (b) If the Employee becomes legally compelled (by deposition, interrogatory, request for documents, order, subpoena, civil investigative demand or similar process issued by a court of competent jurisdiction or by a governmental body) to disclose any Intellectual Property (as defined below) of the Company or any of its affiliates, then the Employee will give prompt prior written notice of such requirement to the Company so that the Company or any of its affiliates may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. If such protective order or other remedy is not obtained, and irrespective of whether or not compliance with the provisions hereof is waived, then it is agreed that only that portion of the Intellectual Property of the Company or any of its affiliates, which the Employee is advised in writing by the Employee's counsel is legally required to be disclosed, will be disclosed by the Employee, and reasonable efforts will be made by him to obtain assurance that confidential treatment will be accorded such portion of such Intellectual Property.

        5.2. Trade Secrets

        (a) The Employee agrees that any Trade Secret, invention, improvement, patent, patent application or writing, and any program, method, process, system or novel technique (whether or not capable of being trademarked, copyrighted or patented) (collectively, "Intellectual Property"), conceived, devised, developed, owned or otherwise obtained by him, whether solely or jointly with others, either (i) as an employee, proprietor, owner, officer, director or stockholder of LogiMetrics prior to the date hereof, or (ii) during the Employment Term relating to the business of the Company or any of its Subsidiaries, shall in each and every case be and become the property of the Company. The Employee agrees to give the Company prompt notice of his conception, invention, authorship, development or acquisition of any Intellectual Property and, without additional consideration, to execute such instruments of transfer, assignment, conveyance or confirmation and such other documents, and to do all appropriate lawful acts, as may be requested by the Company to transfer, assign, confirm, and perfect in the Company or its affiliates all legally protectable rights in any Intellectual Property throughout the world.

        (b) The Employee hereby assigns and conveys to and confirms in the Company the entire right, title and interest in and to the Intellectual Property, conceived, devised, developed, owned or otherwise obtained by him, whether solely or jointly with others, as an employee, proprietor, owner, officer, director or stockholder of LogiMetrics or any of its subsidiaries (or any predecessor company) prior to the date hereof (the "Prior Intellectual Property"), or on or after the date hereof and through the end of the Employment Term relating to the business of the Company or any of its Subsidiaries (the "Future Intellectual Property"), and every priority right that is or may be predicated upon or arises from any of the Prior Intellectual Property or any of the Future Intellectual Property.

        (c) The Employee, upon the Company's reasonable request and at its expense, but without additional consideration to the Employee, shall execute such instruments of transfer, assignment, conveyance or confirmation and such other documents, and shall do all appropriate lawful acts, as may be requested by the Company to transfer, assign, confirm and perfect in the Company or its affiliates all legally protectable rights in any Intellectual Property, whether Prior Intellectual Property or Future Intellectual Property, throughout the world.

        (d) The Employee represents and warrants that no entity in which the Employee has an equity interest has any right, title or interest in and to the Company's Intellectual Property. Without limiting the rights or remedies of the Company in the event of a breach of the foregoing representation and warranty, the Employee will cause any such entity in which the Employee has an equity interest to execute such instruments of transfer, assignment, conveyance or confirmation and such other documents, and shall do all appropriate lawful acts, as may be requested by the Company to transfer, assign, confirm and perfect in the Company or its affiliates all legally protectable rights in any Intellectual Property, whether Prior Intellectual Property or Future Intellectual Property, throughout the world.

        5.3. Prohibited Public Statements. During the Employment Term, the Employee shall not make any public statement reflecting adversely on the Company, its affiliates or their business prospects, except for such statements which the Employee is required to make by law.

     SECTION 6. NON-COMPETE. In further consideration of the Company's covenants and agreements contained in this Agreement, the Employee agrees to abide by the terms and conditions contained in this Section 6. The Employee further acknowledges the sufficiency and receipt of the consideration given in this Agreement for purposes of enforcing the non-compete provisions contained in this Section 6.

        During the Non-Competition Period (as defined below), Employee will not, and will cause his affiliates not to, directly or indirectly, design, manufacture, market or sell products or provide services which are competitive to those products manufactured and sold by LogiMetrics during the Employment Term or at the end of the Employment Term or those services provided by LogiMetrics to its customers (including improvements or extensions of such products or services) ("Competitive Products and Services").

        During the Non-Competition Period, the Employee will not, and will cause his affiliates not to, directly or indirectly, induce or solicit, or aid or assist any person or entity to induce or solicit, any employees, salespersons, agents, consultants, distributors, representatives, advisors, customers or suppliers of Buyer or the Business to terminate, curtail or otherwise limit their employment by or business relationship with Buyer or the Business.

        As used herein, "Non-Competition Period" shall mean the period beginning on the date hereof and ending on the first anniversary of the last day of the Employment Term.

        The parties hereto agree that the provisions of this Section 6 are reasonable. If a court determines, however, that any provision of this Section 6 is unreasonable, either in period of time, geographical area or otherwise, then the parties hereto agree that the provisions of this Section 6 should be interpreted and enforced to the maximum extent which such court deems reasonable.

     SECTION 7. ENTIRE AGREEMENT. This Agreement constitutes the full and complete understanding and agreement of the Employee and the Company respecting the subject matter hereof, and supersedes all prior understandings and agreements, oral or written, express or implied, respecting the Employee's employment with the Company.

     SECTION 8. HEADINGS. The headings of this Agreement are for convenience of reference only and are not to be considered in the interpretation of the terms and conditions of this Agreement.

     SECTION 9. NOTICES. Any notice, consent, approval or other communication required or permitted to be given under this Agreement (each a "Notice") shall be in writing and shall be given by personal delivery, by nationally recognized overnight courier or by registered or certified mail, postage prepaid, addressed as follows:

        If to the Company:

               LogiMetrics, Inc.
               611 Industrial Way West
               Eatontown, New Jersey 07724
               Attention: Chairman of the Board of Directors

With a copy to:
               L-3 Communications Corporation
               Narda Microwave East Division
               435 Moreland Road

               Hauppauge, NY 11788

              Attention: President

        If to the Employee, at his personal residence, as reflected in the personnel records of the Company.

        Any party may change the persons and addresses to which notices are to be sent by giving a Notice of such change to the other party in the manner provided herein for giving Notices.

        A Notice given hereunder shall be deemed given upon actual receipt or refusal of receipt.

     SECTION 10. WAIVER OF BREACH. No waiver by either party of any condition or of the breach by the other party of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition, or of the breach of any other term or covenant set forth in this Agreement. Moreover, the failure of either party to exercise any right hereunder shall not bar the later exercise thereof.

     SECTION 11. BINDING; NONALIENATION. This Agreement shall inure to the benefit of and be binding on (a) the Company and its successors and assigns, and
(b) the Employee. The Employee shall not pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement. This Agreement and the benefits payable hereunder shall not be assignable by the Employee; provided, however, that nothing in this Section shall preclude the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators or other legal representatives of the Employee or his estate from assigning any rights hereunder to which they become entitled, to the person or persons entitled thereto under applicable law.

     SECTION 12. GOVERNING LAW. This Agreement shall be governed in all respects, including as to validity, interpretation and effect by the internal laws of the State of New York without giving effect to the conflict of laws rules thereof.

     SECTION 13. CONTINUATION OF COVENANTS. Those covenants and agreements of the Employee contained in this Agreement that by the terms thereof are intended to continue to operate after termination of the Employee's employment, including without limitation the covenants and agreements in Sections 5 and 6, shall survive termination of the Employee's employment with the Company.

     SECTION 14. INVALIDITY OR UNENFORCEABILITY. If any term or provision of this Agreement is held to be invalid or unenforceable, for any reason, then such invalidity or unenforceability shall not affect any other term or provision hereof and this Agreement shall continue in full force and effect as if such invalid or unenforceable term or provision (to the extent of the invalidity or unenforceability) had not been contained herein.

     SECTION 15. COUNTERPARTS. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     SECTION 16. AMENDMENTS. No provision of this Agreement may be amended, waived or discharged unless such waiver, amendment or discharge is agreed to in writing and signed by the parties.

     SECTION 17. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                     LOGIMETRICS, INC.


                                     By:
                                        ----------------------------
                                        Name:
                                        Title:


                                     -------------------------------
                                     CHARLES S. BRAND

                                SCHEDULE 1.2(a)

                           EXISTING HOLDER SECURITIES

LogiMetrics, Inc.
Schedule 1.2(a)
As of 7/10/00

Existing Holders (1)

                                                                   Common            ISO's            Non-
Name                                                           Stock Held           Vested           Quals               TOTALS
                                                               ----------           ------           -----               ------
Charles S. Brand                                                7,006,810           20,000               -            7,026,810
LFH LLC (2)                                                    10,000,000                                            10,000,000
Norman M. Phipps                                                1,286,065          415,000         410,000            2,111,065
Mark B. Fisher                                                  1,007,274           20,000         170,000            1,197,274
Phineas Broadband Systems, LP (3)                               1,506,025                                             1,506,025
MBF Broadband Systems, Inc. (3)                                 1,241,031                                             1,241,031
MBF Capital Corp. (3)                                             303,242                                               303,242
Cerberus Partners, LP                                           6,637,817                -               -            6,637,817
Gregory Manocherian                                               229,340                -               -              229,340
Kabuki Partners ADP, GP (4)                                       976,985                                               976,985
Whitehall Properties, LLC (4)                                   2,426,968                                             2,426,968
Pamela Equities Corp. (4)                                       4,268,797                                             4,268,797
Gerald B. Cramer                                                3,980,698                -               -            3,980,698
A.C. Israel Enterprises, Inc.                                   3,980,698                -               -            3,980,698
CRM Partners, LP                                                2,242,270                -               -            2,242,270
CRM 1997 Enterprise Fund, LLC                                   2,611,789                -               -            2,611,789
CRM 1998 Enterprise Fund, LLC                                   3,206,458                -               -            3,206,458
CRM Retirement Partners, LP                                     1,281,274                -               -            1,281,274
CRM Madison Partners, LP                                        1,257,804                -               -            1,257,804
L.A.D. Equity Partners, LP                                        751,803                -               -              751,803
Steve Dinetz                                                      353,640                                               353,640
CRM-EFO Partners, LP                                            1,015,290                -               -            1,015,290
CRM U.S. Value Fund, Ltd.                                         421,474                -               -              421,474
Eurycleia Partners, LP                                            246,897                                               246,897
Richard S. Fuld, Jr.                                              541,304                                               541,304
Cramer Rosenthal McGlynn, LLC and as agent                      1,959,397                                -            1,959,397
CRM, Inc., as agent                                             1,250,000                                             1,250,000
McGlynn Family Partnership LP                                     396,868                -               -              396,868
Edward J. Rosenthal Keogh                                         396,868                -               -              396,868
Fred M. Filoon                                                    396,868                -               -              396,868
Eugene A. Trainor III                                             198,443                -               -              198,443
                                                                                                                     64,415,197

Notes:

(1) Payment-In-Kind interest calculated up to and including July 10, 2000.

(2) Mr. Brand is the sole officer and director of LFH LLC. Accordingly, Mr. Brand is deemed to be the beneficial owner of all shares of Common Stock beneficially owned by the above named entity.

(3) Mr. Fisher is the sole officer, director and shareholder of MBF Capital Corporation and MBF Broadband Systems, Inc., the general partner of both MBF Broadband Systems, Inc., and Phineas Broadband Systems, LP Accordingly, Mr. Fisher is deemed to be the beneficial owner of all shares of Common Stock beneficially owned by the above named entities.

(4) Mr. Manocherian is the controlling general partner of Kabuki Partners ADP, GP, a member of Whitehall Properties LLC, and an officer of Pamela Equities Corp. Accordingly, Mr. Manocherian may be deemed to be the beneficial owner of all shares of Common Stock beneficially owned by the above named entities.

                                                                    SCHEDULE 2.3

EXISTING HOLDER WARRANT EXCHANGE*

Series of Warrants             Name of Holder                                    Number of Shares
------------------             --------------                  of Common Stock actually issued in
                                                                            Exchange for Warrants
                                                                            ---------------------

SERIES B WARRANTS              Mark B. Fisher                                             413,494

SERIES C WARRANTS              Cerberus Partners, LP                                    2,542,380

SERIES E WARRANTS              Norman M. Phipps                                           224,707

SERIES F WARRANTS              Norman M. Phipps                                            97,522

SERIES G WARRANTS              Phineas Broadband Systems, LP                              397,591
                               MBF Broadband Systems, LP                                  384,766
                               MBF Capital Corp.                                          303,242
                               Kabuki Partners ADP, GP                                     76,954
                               Whitehall Properties, LCC                                  397,983
                               Pamela Equities Corp.                                      795,967
                               Gerald B. Cramer                                           769,530
                               A.C. Israel Enterprises, Inc.                              769,530
                               CRM Partners, LP                                           602,942
                               CRM 1997 Enterprise Fund, LLC                              734,692
                               CRM Retirement Partners, LP                                334,968
                               CRM Madison Partners, LP                                   334,968
                               L.A.D. Equity Partners, LP                                 237,943
                               CRM-EFO Partners, LP                                       192,383
                               CRM U.S. Value Fund, Ltd.                                  115,429
                               Eurycleia Partners, LP                                      76,547
                               Richard S. Fuld, Jr.                                       115,429
                               Cramer Rosenthal McGlynn, LLC and as agent                 524,744
                               McGlynn Family Partnership LP                               76,953
                               Edward J. Rosenthal Keogh                                   76,953
                               Fred M. Filoon                                              76,953
                               Eugene A. Trainor III                                       38,476


* The face amount of Common Stock purchasable upon exercise of all the warrants prior to the Existing Holder Warrant Exchange was 14,993,329.

SERIES H WARRANTS                 Phineas Broadband Systems, LP                             771,084
                                  MBF Broadband Systems, LP                                  19,960
                                  Kabuki Partners ADP, GP                                     3,992
                                  Whitehall Properties, LCC                                  19,960
                                  Pamela Equities Corp.                                      39,921
                                  Gerald B. Cramer                                           39,921
                                  A.C. Israel Enterprises, Inc.                              39,921
                                  CRM Partners, LP                                           31,279
                                  CRM 1997 Enterprise Fund, LLC                              38,113
                                  CRM Retirement Partners, LP                                17,377
                                  CRM Madison Partners, LP                                   17,377
                                  L.A.D. Equity Partners, LP                                 12,343
                                  CRM-EFO Partners, LP                                        9,980
                                  CRM U.S. Value Fund, Ltd.                                   5,988
                                  Eurycleia Partners, LP                                      3,971
                                  Richard S. Fuld, Jr.                                        5,988
                                  Cramer Rosenthal McGlynn, LLC and as agent                 14,072
                                  McGlynn Family Partnership LP                               3,992
                                  Edward J. Rosenthal Keogh                                   3,992
                                  Fred M. Filoon                                              3,992
                                  Eugene A. Trainor III                                       1,996

SERIES I WARRANTS                 Phineas Broadband Systems, LP                             337,350
                                  MBF Broadband Systems, LP                                   8,733
                                  Kabuki Partners ADP, GP                                     1,747
                                  Whitehall Properties, LCC                                   8,733
                                  Pamela Equities Corp.                                      17,465
                                  Gerald B. Cramer                                           17,465
                                  A.C. Israel Enterprises, Inc.                              17,465
                                  CRM Partners, LP                                           13,684
                                  CRM 1997 Enterprise Fund, LLC                              16,674
                                  CRM Retirement Partners, LP                                 7,603
                                  CRM Madison Partners, LP                                    7,603
                                  L.A.D. Equity Partners, LP                                  5,401
                                  CRM-EFO Partners, LP                                        4,366
                                  CRM U.S. Value Fund, Ltd.                                   2,620
                                  Eurycleia Partners, LP                                      1,737
                                  Richard S. Fuld, Jr.                                        2,620
                                  Cramer Rosenthal McGlynn, LLC and as agent                  6,157
                                  McGlynn Family Partnership LP                               1,747
                                  Edward J. Rosenthal Keogh                                   1,747
                                  Fred M. Filoon                                              1,747
                                  Eugene A. Trainor III                                         873

                                  TOTAL:                                                 12,301,802
                                                                                         ==========

                                  SCHEDULE 5.1

                              CRM RELATED PERSONS

Cramer Rosenthal McGlynn, LLC

Edward J. Rosenthal, Keogh

CRM 1997 Enterprise Fund, LLC

CRM 1998 Enterprise Fund, LLC

CRM Partners, L.P.

CRM Retirement Partners, L.P.

CRM Madison Partners, L.P.

CRM U.S. Value Fund, LTD.

CRM-EFO Partners, L.P.

McGlynn Family Partnership L.P.

Gerald B. Cramer

Fred M. Filoon